                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[X]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  ONEOK, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 ^^         ^^
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

ONEOK, Inc.

Notice of Annual Meeting
and
Proxy Statement

----------------------------------------------

May 17, 2001




                                                                    [LOGO] ONEOK

100 West Fifth Street                                      Tulsa, Oklahoma 74103

[LOGO] ONEOK

                                                                  April 11, 2001

Dear Shareholder:

     You are cordially invited to attend the annual meeting of ONEOK, Inc. at 10:00 a.m. on Thursday, May 17, 2001, at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma 74103-4298.

     We look forward to greeting personally as many of our shareholders as possible at the meeting. The matters to be voted on at the meeting are stated in the Notice of Annual Meeting of Shareholders and are described in the Proxy Statement. A report on the operations of ONEOK, Inc. will be presented.

     We know that most of our shareholders are unable personally to attend the annual meeting. Therefore, proxies are solicited so that each shareholder has an opportunity to vote by proxy. You can authorize a proxy by signing, dating, and returning the enclosed proxy card. Shareholders whose stock is registered in their name may also authorize a proxy by telephone or over the Internet. Instructions for using these convenient services are set forth with this Proxy Statement and on the proxy card. I urge you to submit your proxy as soon as possible so that you can be sure your shares will be voted.

     Regardless of the number of shares you own, your vote is important. Thank you for your continued interest in ONEOK, Inc.

Very truly yours,



David Kyle
Chairman of the Board, President,
and Chief Executive Officer

Notice of Annual Meeting
of Shareholders
--------------------------------------------------------------------------------

     On Thursday, May 17, 2001, ONEOK, Inc. will hold its annual meeting of shareholders at the ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma 74103-4298. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on March 19, 2001, can vote at this meeting or any adjournments that may take place. At the meeting we will consider:

          (1) the election of three directors (Class A) to serve for a three-year term, and the election of one director (Class B) to serve until 2002;
          (2) an amendment to the ONEOK, Inc. Certificate of Incorporation to increase authorized capital stock and split up the outstanding common stock on a two-for-one basis;
          (3) approving the reservation of 1,450,000 additional shares of common stock for issuance under the ONEOK, Inc. Long-Term Incentive Plan;
          (4) ratifying the appointment of our principal independent auditors for the 2001 Fiscal Year; and
          (5)  other business properly presented at the meeting.

     Your Board of Directors recommends that you vote in favor of the four proposals outlined in this Proxy Statement.

     Included with this Proxy Statement is a copy of ONEOK's 2000 Annual Report to all shareholders.

By Order of the Board of Directors,

/s/ Deborah B. Barnes

Deborah B. Barnes
Vice President, Secretary, and
Associate General Counsel
April 11, 2001

Voting Methods

The accompanying Proxy Statement describes important issues affecting ONEOK, Inc. If you are a shareholder of record, you have the right to vote your shares in person at the meeting or to appoint a proxy through the internet, by telephone, or by mail. You may revoke your proxy any time before the annual meeting. Please help us save time and postage costs by appointing a proxy via the internet or by telephone. Each method is generally available 24 hours a day and will ensure that your proxy is confirmed and posted immediately.

When you appoint a proxy by telephone, proxy card, or via the internet, you appoint David L. Kyle and Deborah B. Barnes as your representatives at the annual meeting, and they will vote your shares as you have instructed them.

To appoint a proxy:



     1.   Via the internet
          a. Go to the web site at "http://www.eproxyvote.com/oke", 24 hours a day, 7 days a week.
          b. Enter the control number that appears in the proxy card box, just below the perforation. This process is designed to verify shareholders through the use of the control number and allows you to vote your shares and to confirm that your instructions have been properly recorded.
          c. Follow the simple instructions.
          d. Appointing a proxy through the internet is also available to shareholders who hold their shares in the Direct Stock Purchase and Dividend Reinvestment Plan of ONEOK, Inc. and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries.
          e. If you appoint a proxy via the internet, you do not have to mail your proxy card.

     2.   By telephone
          a. On a touch-tone telephone, call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day.
          b. Enter the control number that appears in the proxy card box, just below the perforation. This process is designed to verify shareholders through the use of the control number and allows you to vote your shares and to confirm that your instructions have been properly recorded.
          c. Follow the simple recorded instructions.
          d. Appointing a proxy via the telephone is also available to shareholders who hold their shares in the Direct Stock Purchase and Dividend Reinvestment Plan of ONEOK, Inc. and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries.
          e. If you appoint a proxy via the telephone, you do not have to mail your proxy card.

     3.   By mail
          a. Mark your selection on the proxy card.
          b. Date and sign your name exactly as it appears on your proxy card.
          c. Mail the proxy card in the enclosed postage-paid envelope.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

                 Your vote is important.  Thank you for voting.

Table of Contents
for the Proxy Statement

                                                                                                Page
Quorum and voting..........................................................................        1
Questions and answers......................................................................      2-4
Proposals you may vote on..................................................................      5-8
Nominees for the Board of Directors/Continuing Directors...................................     9-11
Statement on corporate governance..........................................................       12
Committee structure and membership roster..................................................    12-13
Report of the Audit Committee..............................................................       14
Fees paid to independent auditor...........................................................       15
Directors' compensation....................................................................       16
Directors' and officers' ownership of ONEOK, Inc. stock....................................    17-18
Executive compensation: Report of the Compensation Committee...............................    19-22
Stock performance graph....................................................................       23
Executive compensation, pension plans & other arrangements Summary compensation table......    24-25
Option grant table.........................................................................       26
Aggregated option/SAR exercises and year-end values........................................       27
Pension plans..............................................................................    27-28
ONEOK, Inc. supplemental executive retirement plan.........................................       29
Change in control and termination agreements...............................................    30-31
Section 16(a) beneficial ownership reporting compliance....................................       32
Other matters..............................................................................       32

                                Proxy Statement

The approximate date of the mailing of this Proxy Statement and proxy card is April 11, 2001. This solicitation of proxies is being made by the Board of Directors' of ONEOK, Inc.

Quorum and voting

Record Date. The record date for the meeting is March 19, 2001. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the meeting.

Voting Stock. The only class of stock entitled to be voted at the meeting is ONEOK's common stock. At the close of business on the record date, there were 29,651,274 shares of common stock outstanding and entitled to be voted at the meeting, and the holders of those shares will be entitled to one vote per share.

Quorum and Votes Required. A quorum is a majority of the outstanding shares, which may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Directors are elected by a plurality of the shares voted. Proposal #2 must receive the affirmative vote of a majority of the outstanding shares of common stock entitled to vote for adoption of the proposed amendment in order to be adopted. Proposals #3 and #4 must receive the affirmative vote of a majority of the shares present in person or by proxy to be adopted. If you appoint a proxy, even if you abstain from voting, you will be considered part of the quorum.

Adjourned Meeting. If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. If the time and place of the adjourned meeting are announced at the time the adjournment is taken, no other notice will be given. If the adjournment is for more than thirty (30) days, or if a new record date is set for the adjourned meeting, a notice will be given to each shareholder of record entitled to vote at the meeting. An adjournment will have no effect on the business that may be conducted at the meeting.

Voting of Shares Held in Street Name by Your Broker. Brokerage firms have authority under New York Stock Exchange Rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors. If you do not appoint a proxy to vote your shares, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by appointing a proxy to vote your shares. This ensures your shares will be voted at the meeting. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of the vote and for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm, however, cannot vote customers' shares on non-routine matters. Accordingly, these shares (sometimes referred to as "broker non-votes") are considered not entitled to vote on the non-routine matters.

Abstentions and Broker Non-Votes. If you abstain from voting, your shares will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention would have no effect on the outcome of the vote on proposal #1 - Election of Directors, and thus, is not offered as a voting option for that proposal. However, abstentions are effectively treated in the tally of votes against proposals #2, #3, and #4.

Tabulation of Votes. ONEOK's transfer agent will be responsible for tabulating and certifying the votes.

Default Voting. If you properly authorize a proxy in paper form, electronically via the internet, or by telephone, but do not indicate any voting instructions, your shares will be voted as follows:

          . Proposal 1 - Election of Directors - FOR all nominees.
          . Proposal 2 - Approval of amending the ONEOK, Inc. Certificate of
            Incorporation to increase authorized capital stock and split up the outstanding common stock on a two-for-one basis - FOR.
          . Proposal 3 - Approval of the reservation of 1,450,000 additional shares of common stock for issuance under the ONEOK, Inc. Long-Term Incentive Plan - FOR.
          . Proposal 4 - Ratification of the appointment of our principal independent auditors for the 2001 Fiscal Year - FOR.

Questions and answers

--------------------------------------------------------------------------------

     1.   Q:  Who can attend the Annual Meeting?
          A: All shareholders on March 19, 2001, may attend. If your shares are held by your broker, often referred to as "in street name", just bring a copy of your brokerage account statement or a proxy card which you can get from your broker.

--------------------------------------------------------------------------------
     2.   Q:  Who are the largest principal shareholders?
          A: As of March 19, 2001, the record date, the following are known to be the beneficial owners of more than five percent (5%) of any class of ONEOK's voting securities:

       --------------------------------------------------------------------------------------------------------------
                                             Title of class and name & address of
                                                        beneficial owner
       --------------------------------------------------------------------------------------------------------------

                                                                                                    Percentage of
        Common stock:                                       Amount and Nature of Ownership               Class
       --------------------------------------------------------------------------------------------------------------
        Bank of Oklahoma, N.A.
        Trustee for the Thrift Plan for Employees of
        ONEOK, Inc. and Subsidiaries
        P.O. Box 2300
        Tulsa, OK 74192                                                           3,202,264                10.80%
       --------------------------------------------------------------------------------------------------------------
        Westar Capital Inc./1/
        818 Kansas Avenue
        Topeka, KS 66612-1217                                                     2,166,273                 7.31%
       --------------------------------------------------------------------------------------------------------------
        Preferred stock (Series A):
       --------------------------------------------------------------------------------------------------------------

        Western Resources, Inc./1/
        818 Kansas Avenue                                                         19,946,448                100%
        Topeka, KS 66612-1217
       --------------------------------------------------------------------------------------------------------------

        /1/ Westar Capital Inc. is an affiliate of Western Resources, Inc. As of 03/19/01 Western Resources, Inc. and its affiliates, owned approximately 45% of the outstanding shares of the capital stock of ONEOK. Holders of the outstanding convertible preferred stock are not entitled to vote on any matters being considered at this annual meeting.
--------------------------------------------------------------------------------
     3.   Q:  How do I vote?
          A: You may vote in person at the meeting or appoint a proxy by mail, via the internet, or by phone to vote your shares. Following the Notice of Annual Meeting is a description of the Voting Methods available this year. As outlined on Page 1, "Quorum and Voting", if you return a signed card but do not provide voting instructions, your shares will be voted for the four proposals.

--------------------------------------------------------------------------------
     4.   Q:  How do I revoke my proxy?
          A: You have the right to revoke your proxy at any time before the meeting by:
              (1)  notifying ONEOK's Corporate Secretary in writing;
              (2)  authorizing a different proxy via the internet;
              (3)  authorizing a different proxy by telephone;
              (4)  voting in person; OR
              (5)  returning a later-dated proxy card.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     5.   Q:   Is my vote confidential?
          A:   Proxy cards, ballots and voting tabulations that identify
               individual shareholders are mailed and returned directly to First
               Chicago Trust Company of New York, a Division of EquiServe, and
               handled in a manner that protects your voting privacy. It is
               ONEOK's policy to protect the confidentiality of shareholder votes throughout the voting process. In this regard, the vote of any shareholder will not be disclosed to ONEOK's Directors, officers or employees, except:
               .  to meet legal requirements;
               .  or to assert or defend claims for or against ONEOK;
               .  or except in those limited circumstances where
                     (1) a proxy solicitation is contested;
                     (2) a shareholder writes comments on a proxy card; or
                     (3) a shareholder authorizes disclosure.
               Both the tabulators and inspectors of election have been, and will remain, independent of ONEOK. Nothing in this policy
               prohibits shareholders from disclosing the nature of their votes to ONEOK's Directors, officers or employees, or impairs voluntary communication between ONEOK and its shareholders, nor does this policy prevent ONEOK from ascertaining which shareholders have voted or from making efforts to encourage shareholders to vote.
--------------------------------------------------------------------------------
     6.   Q:   How is ONEOK, Inc. common stock in the Thrift Plan voted?
          A:   Thrift Plan votes receive the same confidentiality as all other shares voted. If you hold shares of ONEOK, Inc. common stock through the Thrift Plan, you must instruct the ONEOK, Inc.
               trustee, Bank of Oklahoma, N.A. how to vote your shares. If you do not authorize a proxy by mail, electronically via the
               internet, or by telephone, or return it with an unclear voting designation, or with no voting designation at all, then the trustee will vote the shares in your account in proportion to the way the other Thrift Plan participants voted their shares.
--------------------------------------------------------------------------------
     7.   Q:   How will voting on any other business be conducted?
          A:   Although we do not know of any business to be considered at the
               2001 annual meeting other than the proposals described in this
               Proxy Statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to
               David L. Kyle, ONEOK's Chairman of the Board, President, and
               Chief Executive Officer; and Deborah B. Barnes, Vice President,
               Secretary, and Associate General Counsel, to vote on these matters at their discretion.
--------------------------------------------------------------------------------
     8.   Q:   What shares are included on the proxy card(s)?
          A:   The shares on your proxy card(s) represent ALL of your shares, including those in ONEOK's Direct Stock Purchase and Dividend
               Reinvestment Plan and shares held in custody for your account by
               Bank of Oklahoma, N.A. as trustee for the Thrift Plan for
               Employees of ONEOK, Inc. and Subsidiaries. If you do not
               authorize a proxy by mail, electronically via the internet, or by telephone, your shares, except for those held in the Thrift Plan, will not be voted. See Question #6 for an explanation of the voting procedures for the Thrift Plan shares.
--------------------------------------------------------------------------------
     9.   Q:   What does it mean if I receive more than one proxy card?
          A:   If your shares are registered differently and are in more than one account, you will receive more than one proxy card and Proxy
               Statement. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. Also, you can request that only one Proxy Statement and one Annual
               Report be mailed to the same address. You can accomplish this by contacting our transfer agent, First Chicago Trust Company of New
               York, a Division of EquiServe, at 1-888-764-5595.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     10.  Q:   When are the shareholder proposals for inclusion in the Proxy
               Statement for the next annual meeting due?
          A:   All shareholder proposals to be considered for inclusion in next year's Proxy Statement must be submitted in writing to the
               Corporate Secretary of ONEOK, Inc., 100 West Fifth Street, Tulsa,
               OK 74103-4298 by December 12, 2001. ONEOK will determine whether or not to include such proposal in the Proxy Statement according to applicable law. It is recommended that proposals be sent by certified mail, return receipt requested.
--------------------------------------------------------------------------------
     11.  Q:   What out-of-pocket costs will ONEOK incur in soliciting proxies?
          A:   Morrow & Co., Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $8,500, plus out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. The cost of soliciting proxies will be borne by ONEOK, Inc.
--------------------------------------------------------------------------------
     12.  Q:   Who is soliciting my proxy?
          A:   The Board of Directors of ONEOK, Inc. is sending you this Proxy
               Statement in connection with its solicitation of proxies for use at ONEOK's 2001 annual meeting of Shareholders. Certain
               directors, officers and employees of ONEOK also may solicit proxies on our behalf by mail, telephone, fax or in person.
--------------------------------------------------------------------------------

Proposals you may vote on

1. Election of three Directors in Class A -- term ending 2004 and one Director in Class B -- term ending 2002.

     There are 4 director nominees for election this year. The nominees for directors are:

          .  Douglas T. Lake, Class A;
          .  Douglas Ann Newsom, Ph.D., Class A;
          .  J. D. Scott, Class A; and
          .  John B. Dicus, Class B.

     Detailed information on each is provided on page 9. Following the death of Mr. Brummett, effective August 28, 2000, the Board of Directors was reduced to 11 members. The Board is divided into three Classes (A, B, and C) which following Mr. Brummett's passing, consisted of 3 members in Class A and 4 members in each of Classes B and C. Effective February 14, 2001, upon Mr. Howard R. Fricke's resignation from the Board, a vacancy was created in Class B, and the Board of Directors elected Mr. Dicus to fill that vacancy. Each Class is elected for a term of three years, with the term of one class expiring at each annual meeting of shareholders. The By-laws provide that a person cannot be elected or re-elected to the Board after the person's 70/th/ birthday.

     Your Board unanimously recommends a vote FOR each of these directors.

2. Approval of amending the ONEOK, Inc. Certificate of Incorporation to increase authorized capital stock and split up the outstanding common stock on a two-for-one basis.

     Proposal - The Board of Directors proposes that the shareholders amend the
     --------
     Certificate of Incorporation, as amended, to increase the number of authorized shares, as follows:

                                                         Present      Proposed
                                                         -------      --------
          Common Stock, par value $0.01 per share      100,000,000   300,000,000
          Preferred Stock, par value $0.01 per share   100,000,000   100,000,000
                                                       -----------   -----------
          Total                                        200,000,000   400,000,000

     In addition, the Board proposes the split up of the issued and outstanding shares of common stock on a two-for-one basis. The split up will not change the Preferred Stock. See Exhibit A for a copy of the proposed resolution to be considered at the meeting of shareholders.

     Summary of Outstanding and Proposed Shares - As of February 28, 2001,
     ------------------------------------------
     29,648,172 shares of common stock (excluding treasury stock) were outstanding. Also as of that date, an additional 32,671,865 shares of common stock are currently reserved for issuance under various benefit and other plans and for conversion of the outstanding Series A Preferred Stock, leaving 37,679,963 shares available for issuance for other purposes.

     Approving a two-for-one stock split without authorizing additional shares of common stock would substantially deplete the number of shares available for future issuance by the Board. The Board has therefore unanimously recommended that the shareholders amend Article Four of the Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 300,000,000 shares. The Board believes that such a capital structure will appropriately reflect the present and future needs of the Company. This would give the Board the ability to issue an additional 200,000,000 shares of common stock from time to time as the Board deems necessary.

     The Stock Split Up - If the shareholders approve the proposed amendment,
     ------------------
     the stock split up will apply to shares of common stock issued and outstanding as of the close of business on the date the Certificate of Amendment is properly filed (the Record Date). The Company anticipates that this will take place on May 21, 2001. Certificates for additional shares resulting from the stock split up will be mailed to all holders of common stock entitled thereto as promptly as convenience permits after the Record Date. The Company anticipates that such mailing date will be June 11, 2001. The Company will apply to the New York Stock Exchange for listing of the additional shares of common stock resulting from the stock split up.

     The cost of trading the same dollar amount of common stock after the stock split may be greater than the cost of trading that amount prior to the split up. However, the exact effect cannot be stated because brokerage commissions vary.

     The Company is advised by tax counsel that the proposed stock split will not result in any gain or loss for federal income tax purposes to holders of the common stock.

     The Increase in Authorized Shares - Except for reserved shares, the Company
     ---------------------------------
     has no specific plans, understandings or agreements for the issuance of any additional shares of common stock. The Company believes, however, that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense to obtain approval of the Company's stockholders at that time could significantly impair the Company's ability to meet its objectives.

     Upon approval of this proposal, the additional common stock will be available for issuance by the Board without any further action by the stockholders, except as otherwise required by the Certificate of Incorporation, applicable law or the rules of any stock exchange on which the common stock is listed.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders, depending on the exact nature and circumstances of any actual issuance of the authorized shares. An issuance of additional shares by the Company could adversely affect the value of the common stock. For example, an issuance could dilute the earnings per share and book value per share of all outstanding shares of the Company's capital stock, which in turn could adversely affect the price per share of the common stock.

     In addition, the increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. While the proposed amendment could have potential anti-takeover effects, the Board has not proposed the amendment as a result of any specific effort or takeover threat currently perceived by the Board. Moreover, the Board does not currently intend to propose additional anti-takeover measures in the foreseeable future.

     Required Approval - The affirmative vote of a majority of the outstanding
     -----------------
     shares of common stock entitled to vote is required for adoption of the proposed amendment.

           Your Board unanimously recommends a vote FOR amending the ONEOK, Inc. Certificate of Incorporation

3. Approval of the reservation of 1,450,000 additional shares of common stock for issuance under the ONEOK, Inc. Long-Term Incentive Plan.

     The Proposed Amendment - The ONEOK, Inc. Long-Term Incentive Plan, (the
     ----------------------
     "Plan") provides competitive incentives to enable the Company to attract, retain and reward key employees and non-employee directors. It gives key employees and non-employee directors an interest parallel to the interests of the shareholders.

     As of February 28, 2001, 2,445,200 shares of the Company's common stock have been authorized for issuance under the Plan. Also, as of that date, 1,667,729 shares have been issued, deemed issued or are subject to issuance under presently outstanding options, phantom stock awards or restricted stock awards under the Plan, leaving 777,471 shares available for issuance under the Plan as of February 28, 2001.

     The Board believes that a 1,450,000 increase in the number of shares of common stock available for issuance under the Plan is desirable and in the best interest of the Company. Therefore, on February 15, 2001, the Board adopted an amendment to the Plan, subject to shareholder approval, increasing the number of shares of the Company's common stock authorized to be issued under the Plan from 2,445,200 to 3,895,200 (an increase of 1,450,000 shares).

     The Plan - The Plan authorizes the Executive Compensation Committee, (the
     --------
     "Committee"), of the Board to grant eligible employees options to purchase common stock as follows:
     . Incentive Stock Options - options to purchase shares which qualify under
       Section 422 of the Internal Revenue Code of 1986, (the "Code"), as amended;
     . Non-Statutory Stock Options - options to purchase shares that do not qualify under the Code.

     The Plan also authorizes the Committee to grant eligible employees:
     . Stock bonus awards;
     . Restricted stock awards; and
     . Performance unit awards.

     The Plan also authorizes the Committee to grant awards to non-employee directors.

     The Plan gives the Committee flexibility to adapt the Company's equity-based compensation practices to the changing business and regulatory environment under which it operates.

     The Plan will remain in effect until stock incentives have been granted for all shares of common stock authorized to be issued or the Plan is terminated by the Board. In accordance with the Code, no Incentive Stock Options may be granted after August 17, 2005.

     See Exhibit B for a summary of the material features of the Plan, subject to the actual text of the Plan, which is included as Exhibit C.

     Specific Benefits - The future number, amount and type of awards to be
     -----------------
     received by or allocated to eligible persons under the Plan cannot be determined at this time. If the additional 1,450,000 shares contemplated by this proposal had been available for Plan purposes in 2000, the Company expects that awards would not have been substantially different from those reported in the Summary Compensation Table and Option Grant Table under 24 and 25 "Executive Compensation," on pages 24 and 25 below.

     Market Value of a Share of Common Stock - The market value of a share of
     ---------------------------------------
     common stock on March 19, 2001, the latest practicable date before publication of this proxy statement was $41.15. That market value was calculated as the average of the high and low sale prices of a share of common stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the
     -----------------------
     Committee.

     Required Approval - Approval of this proposal requires the affirmative vote
     -----------------
     of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting.

Your Board unanimously recommends a vote FOR approval of the proposal to reserve additional shares for issuance under the ONEOK, Inc.
                           Long-Term Incentive Plan.

4.   Ratify the appointment of KPMG LLP as principal independent auditor.

     The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP as our principal independent auditor for the 2001 Fiscal Year subject to shareholder ratification. KPMG has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of KPMG will attend the annual meeting to answer appropriate questions. They also may make a statement.

     Audit services provided by KPMG during the 2000 Fiscal Year included an audit of ONEOK's consolidated financial statements, audits of the financial statements of certain ONEOK affiliates, and audits of employee benefit plan financial statements. In addition, KPMG provided various non-audit services to ONEOK during the 2000 Fiscal Year. See page 15 for more details.

     Required Approval - Approval of this proposal requires the affirmative vote
     -----------------
     of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting.

Your Board unanimously recommends a vote FOR the approval of KPMG's appointment as independent auditor for 2001.

Nominees for the Board of Directors
  Class A -- Term ending 2004

          Douglas T. Lake                                   Director since 1998
          Age 50

          Mr. Lake, Executive Vice President and Chief Strategic Officer of Western Resources, Inc., became a director of ONEOK, Inc. in October 1998. He joined Western Resources, Inc. in September 1998. Mr. Lake was with Bear Stearns & Co., Inc. from 1995 through 1998, where he last served as Senior Managing Director of the Investment Banking Department. He was a Managing Director with Dillon Read & Co., Inc. from 1991 through 1995. Mr. Lake is currently Chairman of the Board of Protection One, Inc. and a director of Western Resources, Inc. and Guardian International, Inc.

          Douglas Ann Newsom, Ph.D.                          Director since 1982
          Age 67

          Dr. Newsom has been a Professor within the Department of Journalism at Texas Christian University, Fort Worth, Texas, since 1969, and taught as an adjunct professor during 1968. In addition to her teaching position, Dr. Newsom is a textbook author and public relations counselor. Ms. Newsom has been a member of the Advisory Council of the Gas Technology Institute for fifteen years. Ms. Newsom also serves as a Director of the Catholic Charities, Diocese of Ft. Worth.

          J. D. Scott                                        Director since 1979
          Age 69

          Mr. Scott served as President, Chief Executive Officer and Chairman of the Board of ONEOK Inc. from January 1987 until he retired in 1994.

  Class B -- Term ending 2002

          John B. Dicus                                      Director since 2001
          Age 39

          Mr. Dicus is President and Chief Operating Officer and a Director of Capitol Federal Savings Bank and Capitol Federal Financial, where he has served in various officer positions since 1985. He also serves as a Director for Protection One, Inc., Heartland Community Bankers Association, American Investors Life, Financial Benefit Life, and Title Midwest, Inc. Mr. Dicus serves as Board Chairman for the United Way of Greater Topeka and as a Director for the Kansas Children's Service League.

  Continuing Directors
  Class B -- Term ending 2002

          William M. Bell                                    Director since 1981
          Age 65

          Mr. Bell is currently President and a director of Bank One, Oklahoma, N.A. He has been involved in all facets of commercial banking, retail banking, real estate finance, and fiduciary services. Mr. Bell served as president and chairman of Liberty Mortgage Company (predecessor to Bank One), which he founded in 1966. In 1987, he was elected chairman of The Liberty National Bank and Trust Company of Oklahoma City and, in 1988, became its president and chief executive officer. He serves on the boards of numerous civic and business organizations and not-for-profit associations.

          Douglas R. Cummings                                Director since 1989
          Age 71

          Mr. Cummings was President and co-owner of Cummings Oil Company, Oklahoma City, Oklahoma, from 1972 to December 1998. He has been Chairman of the Board of Cummings Oil since January 1, 1999. He is an officer or director of numerous civic and business organizations and not-for-profit associations.

          David L. Kyle                                      Director since 1995
          Age 48

          Mr. Kyle is the Chairman of the Board, President and Chief Executive Officer of ONEOK, Inc. He was employed by Oklahoma Natural Gas Company in 1974 as an engineer trainee. He served in a number of positions prior to being elected Vice President of Gas Supply September 1, 1986, and Executive Vice President May 17, 1990. He was elected President of Oklahoma Natural Gas Company on September 1, 1994. He was elected President of ONEOK Inc. effective September 1, 1997, and was elected Chairman of the Board and appointed the Chief Executive Officer of ONEOK, Inc. August 28, 2000.

  Continuing Directors
  Class C -- Term ending 2003

          Edwyna G. Anderson                                 Director since 1995
          Age 71

          Mrs. Anderson served as General Counsel of Duquesne Light Company from September 1988 until retirement in October 1994. She also served as Special Counsel to the President of Duquesne Light Company from October 1994 until March 1995, when she retired from that position.

          William L. Ford                                    Director since 1981
          Age 58

          Mr. Ford has served as President of Shawnee Milling Company since 1979. He serves on the boards of numerous civic and business organizations and not-for-profit associations.


          Bert H. Mackie                                     Director since 1989
          Age 58

          Mr. Mackie has been with Security National Bank, Enid, Oklahoma, since 1962, and is currently President and a director. Mr. Mackie serves on the boards of numerous civic and business organizations including the Executive Committee and Board of Trustees of the Oklahoma Foundation for Excellence.


          Gary D. Parker                                     Director since 1991
          Age 55

          Mr. Parker, a certified public accountant, is also the majority shareholder of Moffitt, Parker & Company, Inc., and has been President of the firm since 1982. He is a director of First Muskogee Financial Corp. of Muskogee, Oklahoma.

  Statement on corporate governance

  The Corporate Governance Guidelines of the Board of Directors of ONEOK, Inc. are intended to embody the principles by which the Board operates, and are not intended to be a code of regulations, but rather a statement of intention. The Guidelines were adopted by the Board in March of 1999. Key areas of the Guidelines and principal functions of the Board are:

          .    Review succession planning and CEO performance evaluation;

          .    Review compensation and stock ownership; and

          .    Review the structure and operations of the Board.

  The Board of Directors believes that corporate governance is a continuing process and these Guidelines are reviewed periodically and may change from time to time as conditions warrant.

  Committee structure and membership roster

  Committee structure: The Board has established the following standing
  -------------------
  committees: Charters have been adopted by these Committees as indicated.

  . The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves ONEOK's financial disclosures, and evaluates the performance and recommends the appointment of independent auditors. The Audit Committee has adopted, and operates under, a charter included as Appendix A to this Proxy Statement.

  . The Executive Committee acts on behalf of the Board during intervals between meetings of the Board and reports to the Board at its next regular meeting on any actions taken. This committee has the power to act on major matters where it deems action appropriate, providing a degree of flexibility and ability to respond to time-sensitive business and legal matters without calling a special Board meeting. It is ONEOK's practice to seek ratification by the Board for the actions taken by the Executive Committee. The Executive Committee has adopted, and operates under, a charter.

  . The Executive Compensation Committee reviews ONEOK's executive compensation programs to ensure the attraction, retention and appropriate reward of executive officers, to motivate their performance in the achievement of ONEOK's business objectives, and to align the interests of executive officers with the long-term interests of ONEOK's shareholders. This Committee reviews and makes recommendations to the Board on employee and director compensation, personnel policies, programs, and plans. The Executive Compensation Committee has adopted, and operates under, a charter.

  . The Nominating and Corporate Governance Committee ensures an appropriate structure for management succession and development, and an effective process for director selection and tenure by making recommendations on the Board's organization and practices and by aiding in identifying and recruiting director candidates. The Committee also establishes and reviews issues of corporate governance. The Committee considers nominees recommended by shareholders for service on the Board of Directors. Recommendations should be sent to the Corporate Secretary at the address shown on the front of this Proxy Statement. The Nominating and Corporate Governance Committee has adopted, and operates under, a charter.

  Committee membership roster as of March 19, 2001:

--------------------------------------------------------------------------------
                               Executive         Nominating and
           Name      Audit    Compensation    Corporate Governance   Executive
--------------------------------------------------------------------------------
  E. G. Anderson       M                             M                   M
--------------------------------------------------------------------------------
      W. M. Bell       M          M                  M
--------------------------------------------------------------------------------
  D. R. Cummings       M          M                  M
--------------------------------------------------------------------------------
     J. B. Dicus       M          M
--------------------------------------------------------------------------------
      W. L. Ford                  C                  M                   M
--------------------------------------------------------------------------------
      D. L. Kyle                                                         C
--------------------------------------------------------------------------------
      D. T. Lake       M          M
--------------------------------------------------------------------------------
    B. H. Mackie                  M                  C                   M
--------------------------------------------------------------------------------
    D. A. Newsom       M          M                  M
--------------------------------------------------------------------------------
    G. D. Parker       C          M                                      M
--------------------------------------------------------------------------------
     J. D. Scott       M                             M                   M
--------------------------------------------------------------------------------
   Number of
 committee meetings
 in Fiscal Year 2000   3          5                  3                   0
--------------------------------------------------------------------------------

  C = Chairperson
  M = Member

Report of the Audit Committee

The Board of Directors of ONEOK, Inc. (the "Company") adopted a written Audit Committee Charter, a copy of which is included as APPENDIX A to this proxy statement. All members of the Audit Committee are independent as defined in
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

The Audit Committee has reviewed and discussed with the Company's management and KPMG LLP, the Company's independent auditor, the audited financial statements of the Company contained in the Company's Annual Report to Stockholders for the year ended December 31, 2000. The Audit Committee has also discussed with the Company's independent auditor the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with KPMG LLP their independence. The Audit Committee has also considered whether the provision of information technology services and other non-audit services to the Company by KPMG LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the U.S. Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

 /s/ Gary D. Parker, Chair                      /s/ William M. Bell, Vice Chair

 /s/ Edwyna G. Anderson                         /s/ Douglas R. Cummings

 /s/ Douglas T. Lake                            /s/ Douglas Ann Newsom

 /s/ J. D. Scott

 Fees paid to independent auditor


  Audit Fees - KPMG LLP has billed the Company $877,000, in the aggregate, for
  ----------
  professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal year ended December 31, 2000.

  Financial Information Design and Implementation Fees - No professional
  ----------------------------------------------------
  services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by KPMG LLP during the fiscal year ended December 31, 2000.

  All Other Fees - KPMG LLP has billed the Company $201,000, in the aggregate,
  --------------
  for services rendered by KPMG LLP for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2000.

  Directors' compensation

  ONEOK annually benchmarks directors' compensation and strives to pay at the median for companies of comparable size in its industry.

  During Fiscal 2000, thirteen meetings were held by the Board of Directors. All directors, except Mr. Fricke, attended at least seventy-five percent (75%) of the meetings of the Board of Directors and committees on which such directors served. The total amount of directors' fees paid in Fiscal 2000 was $657,313. Executive officers are not paid for their services as directors. As a part of their annual retainer, each director received 200 shares of common stock, the value of which is reflected in the total reported.

  In Fiscal 2000, $213,036 of the total amount paid for directors' fees was deferred under the Deferred Compensation Plan for Non-Employee Directors. All non-employee directors are eligible to participate in this Plan. In January each year the non-employee directors may elect to have all, or a portion of, the annual stock retainer, annual cash retainer, and meeting fees payable by ONEOK deferred. Deferred amounts are treated either as phantom stock or as a cash deferral.

  Phantom stock deferrals will be treated as though the deferred amount is invested in ONEOK common stock at the fair market value on the date the retainer and/or fees are earned. Phantom stock earns the equivalent of dividends, reinvested at the fair market value on the payment date of each common stock dividend declared. Phantom stock accounts are representative of shares of common stock which can be issued to a non-employee Director under the ONEOK, Inc. Long-Term Incentive Plan, but are deferred until settlement in shares of common stock at an elected deferral date. See page 17 for phantom stock ownership.

  Cash deferrals will be credited with interest at the investment return rate determined by the Executive Compensation Committee annually.

  In January 2000, the Board created a special committee to review issues relating to the now-terminated agreement to merge with Southwest Gas Corporation. That committee was chaired by Gary D. Parker, and committee members were paid the same fee for each meeting as standing committees received; however, an additional $300 per hour, per director was paid for each hour in excess of a four-hour meeting and for each hour spent on committee business in addition to the four-hour meeting time. In total, $130,500 was paid to this Committee for activities in fiscal year 2000.

  The following table summarizes the compensation of ONEOK's directors:

                         Director's compensation table

----------------------------------------------------------------------------------------------------------------------------
Type of compensation                                                                  Cash                 Stock based
----------------------------------------------------------------------------------------------------------------------------
Annual Retainer                                                                      $22,500               200 shares
----------------------------------------------------------------------------------------------------------------------------
Annual Retainer for Committee Chair                                                  $ 3,500
----------------------------------------------------------------------------------------------------------------------------
Board or Committee Attendance Fee (per meeting) - in person                          $ 1,200
Board or Committee Attendance Fee (per meeting) - by telephone                       $   600
----------------------------------------------------------------------------------------------------------------------------

  Directors' & officers'
  ownership of ONEOK, Inc. stock

  The following table shows how much ONEOK, Inc. common stock each named executive officer and director owned as of December 31, 2000. No director or executive officer beneficially owns more than 1% of the common stock, and directors and executive officers as a group beneficially own approximately 2.3% of the common stock.

                    Directors' & officers' stock ownership


                                                                 Directors'              Total of shares of
                                             Shares of            deferred                  common stock
                                           stock common         compensation             beneficially owned plus
 Name and Address of                       beneficially     plan phantom stock/3/          Directors' deferred
 Beneficial Owner/1/                         owned/2/         compensation plan               phantom stock
---------------------------------------------------------------------------------------------------------------------
 Edwyna G. Anderson                               397                 425                             822
 William M. Bell/4/                             2,946                2590                           5,536
 Larry W. Brummett /5,7/                      161,373                ----                         161,373
 Douglas R. Cummings                            2,200               2,092                           4,292
 John B. Dicus/6/                                ----                ----                            ----
 Eugene N. Dubay/7/                            33,367                ----                          33,367
 William L. Ford/8/                             4,318               5,206                           9,524
 Howard R. Fricke /9/                            ----               3,738                           3,738
 John A. Gaberino, Jr./7,10/                   21,649                ----                          21,649
 James C. Kneale/7,11/                         32,090                ----                          32,090
 David L. Kyle /7/                             85,121                ----                          85,121
 Douglas T. Lake                                9,078                 238                           9,316
 Bert H. Mackie                                 2,287               2,092                           4,379
 Douglas Ann Newsom/12/                         2,603                  20                           2,623
 Gary D. Parker/13/                             4,762                 818                           5,580
 J. D. Scott/7/                               129,202                ----                         129,202
 Christopher R. Skoog/7/                       24,244                ----                          24,244
 Stanton L. Young /14/                         62,700                ----                          62,700
---------------------------------------------------------------------------------------------------------------------
All directors and executive officers as
a group including those named above           671,709              17,219                         688,928

Notes to stock ownership table:

/1/ All of ONEOK's directors and named executive officers may be contacted at ONEOK, Inc. 100 West Fifth Street, Tulsa, OK 74103-4298.

/2/ This column includes ONEOK, Inc. stock held by directors and officers, or by members of their families for which the directors and officers have sole or shared voting or investment power, shares of common stock they hold in the ONEOK, Inc. Direct Stock Purchase and Dividend Reinvestment Plan, and ONEOK, Inc. securities directors and officers have the right to acquire within 60 days of December 31, 2000.

/3/ Phantom stock has a value equal to shares of common stock, but phantom stock has no voting rights or other shareholder rights. See Director's Compensation on page 16 for further information concerning the Deferred Compensation Plan for Non-Employee Directors. Phantom stock suffers all the risks, and enjoys all the rewards, of changes in the price of common stock.

/4/  Includes 723 shares held in the Bell Family 1982 Revocable Trust.

/5/ Mr. Brummett passed away on August 24, 2000. His holdings reflect the number of shares he held as of that date. Upon his death, all of the non-qualified stock options immediately vested, and the total includes those shares of stock his estate has the right to acquire within 60 days of December 31, 2000.

/6/ Mr. Dicus was elected to the Board of ONEOK, Inc. effective February 15, 2001, at which time he received a pro-rated portion of the annual stock retainer in the amount of 167 shares.

/7/  The amounts shown include shares of ONEOK, Inc. common stock:
     . Which the following persons have the right to acquire as a result of the exercise of stock options within 60 days after December 31, 2000 under the ONEOK, Inc. Long-Term Incentive Plan;
     . In the custody of the Trustee for the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries as of December 31, 2000; and
     . Shares of restricted stock which were granted under the ONEOK, Inc. Long-Term Incentive Plan as of October 21, 1999. These shares are restricted and vest in full after a three-year period. The named individuals have voting rights for these shares and these shares earn dividends:

                                             Exercisable              Held by the
          Executive Officer/Director        within 60 Days            Thrift Plan                     Restricted Stock
     Larry W. Brummett                         110,479                   20,396                             3,831
     Eugene N. Dubay                            18,000                    6,040                             4,210
     John A. Gaberino, Jr.                       5,550                   10,195                             4,210
     James C. Kneale                             8,962                   13,667                             2,105
     David L. Kyle                              29,951                   29,903                             9,895
     J. D. Scott                                     0                   80,947                                 0
     Christopher R. Skoog                       12,725                    3,577                             4,947

     All directors and executive officers
     as a group (including those named         207,667                  221,417                            37,863
     above):

/8/ Includes 1,196 shares owned by the 1979 Leslie A. Ford Trust, of which William L. Ford is a trustee. Mr. Ford disclaims beneficial ownership of these shares.

/9/ Mr. Fricke resigned from the Board on February 14, 2001. On that date Mr. Fricke had accumulated 3,882 shares of Phantom Stock under the ONEOK, Inc. Deferred Compensation Plan for Non-Employee Directors. The 3,882 shares of Phantom Stock were converted to common stock holdings upon Mr. Fricke's resignation.

/10/ Includes 113 shares held by Mrs. John A. Gaberino, Jr. Mr. Gaberino disclaims beneficial ownership of these shares.

/11/ Includes 4,745 shares held by Mrs. James C. Kneale and 690 shares held by
     Mr. Kneale's daughter. Mr. Kneale disclaims beneficial ownership of these shares.

/12/ Includes 1,200 shares held by Ms. Newsom's spouse, who passed away in January 2001. Ms. Newsom disclaims beneficial ownership of these shares, and at his passing she ceased to have any pecuniary interest in these shares.

/13/ Includes 470 shares held by Mrs. Gary D. Parker. In addition, Mr. Parker holds 1,400 shares in trust as the Trustee of the Phillip Wilkinson Irrevocable Trust under agreement dated 07/13/95.

/14/ Mr. Young retired from the ONEOK, Inc. Board of Directors effective April
     20, 2000.

  Executive compensation:
  Report of the Compensation Committee

The Committee's Responsibilities: The Executive Compensation Committee of the Board ("the Committee") has responsibility for reviewing, and recommending to the full Board of Directors, the Company's executive compensation programs to ensure:

     . the attraction, retention and appropriate reward of executive officers;
     . to motivate their performance in the achievement of the Company's business objectives; and
     . to align the interests of executive officers with the long-term interests of the Company's shareholders.

The Committee is composed entirely of outside directors. The purpose of this report is to summarize the philosophical principles, specific program objectives, and other factors considered by the Committee in reaching its recommendations regarding the executive compensation of the Named Executive Officers.

Compensation Philosophy: The Company's executive compensation program is based on the belief that the interests of executives should be closely aligned with those of the shareholders. The Committee has adopted a framework of principles for the management compensation program which:

     . attracts the best talent to ONEOK;
     . encourages executives to manage from the perspective of owners with an equity stake in the Company;
     . motivates individuals to perform at their highest levels;
     . encourages strong financial and operational performance of the Company and creates shareholder value by maintaining a portion of executives' total compensation at risk;
     . rewards outstanding achievement; and
     . retains the leadership and skills necessary for building long-term shareholder value.

Compensation Methodology: ONEOK strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. Annually, the Committee reviews market data for two components of executive compensation: (1) annual cash compensation, and (2) long-term incentive compensation. To assist in benchmarking the competitiveness of its compensation programs, ONEOK participates in executive compensation surveys and utilizes independent compensation consultants. Because the Committee believes that the Company's direct competition for executive talent is broader than the companies that are included in the S&P Utilities Index which is used in the Performance Graph on page 23, the surveys utilized include the American Gas Association Executive Compensation Survey, the Effective Compensation Oil and Gas Industry Compensation Survey, the Hewitt Associates Energy Traders Compensation Survey, the Towers Perrin Compensation Survey of Energy Marketing and Trader Positions, and the Watson Wyatt Worldwide Top Management Compensation Survey.

Components of Compensation:

 . ANNUAL CASH COMPENSATION: Annual cash compensation for the Named Executive
  Officers, as well as all executive officers, consists of two components, base salary and a variable, at-risk incentive.

  Annual base salary is designed to compensate executives for their level of responsibility, experience, sustained individual performance, and contribution to the Company. The Committee recommends to the Board all salary increases for executive officers. The goal is to compensate executives within the 90th percentile of the average salaries paid for similar positions by ONEOK's peers as identified through published surveys, company documents, and other sources.

  Annual incentive awards were previously issued under the Key Employee Annual Incentive Plan. Effective January 1, 2000, the Committee elected to terminate the Key Employee Annual Incentive Plan (the "AI Plan") and approved the adoption of the ONEOK, Inc. Annual Officer Incentive Plan (the "Officer Incentive Plan"). The purpose of the Officer Incentive Plan is to provide certain officers of ONEOK, Inc. with a direct financial interest in the performance and profitability of the Company and to reward performance. The Officer Incentive Plan is administered by the Committee in accordance with stated purposes and the Committee recommends to the full Board of Directors, based on recommendations of the CEO, all awards under the Officer Incentive Plan.

  The Officer Incentive Plan is designed to allow the Company's officers the opportunity to earn compensation that is above average when compared to ONEOK's peers if ONEOK achieves outstanding results compared to those peers and to targeted objectives.

  Incentive criteria are established by the Committee and include achievement of certain corporate and unit performance goals as well as individual performance criteria as benchmarks for Incentive Awards.

          ----------------------------------------------------------
                     Criteria                       Weight
          ----------------------------------------------------------
            Earnings Per Share                        35%
          ----------------------------------------------------------
            Shareholder Appreciation                  35%
          ----------------------------------------------------------
            Return on Invested Capital                30%
          ----------------------------------------------------------

      Individual performance criteria includes:

      . problem analysis;                                            . planning and organizational ability;
      . directing;                                                   . decision-making;
      . utilization of human, capital, & material recourses;         . time management;
        resources;                                                   . communication and team relations;
      . initiation of, and response, to change;
      . personal actions.

     The Bonus column of the Summary Compensation Table on page 24 contains the annual incentives earned for Fiscal 2000 for each of the Named Executive Officers.

 .    LONG-TERM INCENTIVE COMPENSATION: On August 20, 1998, the Committee
     recommended to the full Board that it amend and restate the Key Employee Stock Plan. The amendments included changing the name to the ONEOK, Inc. Long-Term Incentive Plan (the "LTI Plan"), increasing the number of shares subject to the LTI Plan, modifying the definition of certain terms governing the granting of stock incentives, and providing for payment of non-employee director compensation in the form of stock awards. The LTI Plan was approved by the shareholders on January 21, 1999, and will remain in effect until all shares authorized to be issued as stock incentives have been granted or until the Board terminates the LTI Plan.

     The purpose of the LTI Plan is to provide incentives to enable the Company to attract, retain, and reward certain employees and to give such employees an interest parallel to the interests of the Company's shareholders. The LTI Plan is administered by the Committee, and the Committee reviews and recommends to the full Board of Directors, after recommendation of the CEO, all long-term incentive awards. The Committee is authorized to make all decisions and interpretations required to administer and execute the LTI Plan. Participation in the LTI Plan is limited to certain employees of ONEOK, Inc. who are in a position to contribute significantly to the growth and profitability of the Company, its divisions, and subsidiaries.

     The LTI Plan authorizes the Committee to grant stock incentives to participating certain employees in a variety of forms including: (1) Incentive Stock Options, (2) Non-Statutory Stock Options, (3) Restricted Stock Awards, and (4) Performance Awards. In 1995, 1996, 1997, and 1998, these awards were granted as non-statutory stock options. In 1999, these awards were granted as non-statutory stock options and/or restricted stock. In determining the number of stock options and/or restricted stock awarded, the Committee reviewed a survey detailing the 50th percentile of grant values of long-term incentives in the utility sector, and it also considered the participant's past performance. The table below details the grants that have been made from the LTI Plan and the balance remaining available for grant as of December 31, 2000:

               --------------------------------------------------------------------------------------------------------------------
                    DATE           # OF EMPLOYEES        # OF SHARES         FIRST EXERCISABLE DATE       EXPIRATION DATE
               --------------------------------------------------------------------------------------------------------------------
                 11/16/95                  57                107,400                  11/16/96                  11/16/05
               --------------------------------------------------------------------------------------------------------------------
                 10/10/96                  63                100,700                  10/10/97                  10/10/06
               --------------------------------------------------------------------------------------------------------------------
                 10/16/97                  82                199,000                  10/16/98                  10/16/07
               --------------------------------------------------------------------------------------------------------------------
                 01/16/98                  37                 45,200                  01/16/99                  01/16/08
               --------------------------------------------------------------------------------------------------------------------
                 10/15/98                  143               284,100                  10/15/99                  10/15/08
               --------------------------------------------------------------------------------------------------------------------
                 10/21/99                  142               308,700                  10/21/00                  10/21/09
                 Stock Options
               --------------------------------------------------------------------------------------------------------------------
                 10/21/99                   44                66,300                  10/21/02                  10/21/09
                 Restricted stock
               --------------------------------------------------------------------------------------------------------------------
                 05/15/00*                   1                 4,000                  05/15/01                  05/15/10
                 Stock Options
               --------------------------------------------------------------------------------------------------------------------
                 05/15/00*                   1                 2,000                  05/15/03                  05/15/10
                 Restricted Stock
               --------------------------------------------------------------------------------------------------------------------
                 Total Remaining Available for Grant as of 12/31/00:                                           1,321,933
               --------------------------------------------------------------------------------------------------------------------

          * This out-of-cycle grant was made to Mr. John W. Gibson upon his employment with ONEOK.

          Due to the transition last year to a December 31/st/ fiscal year end, no options or restricted stock were granted in Fiscal 2000 other than the grant detailed above for Mr. Gibson.

          Stock Options have an exercise price equal to the fair market value of common stock on the date of grant. The options granted in 1995, 1996, 1997, and in January of 1998 are exercisable beginning one year from the date of grant. In 1998 the Committee modified the Non-Statutory Stock Option Agreement to allow stock options granted under that Agreement to become exercisable beginning one year after the date of grant in four equal annual installments.

          Stock Options may include a restoration feature, by which options are granted to replace shares that are surrendered by participants as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of the stock option or shares that are surrendered to satisfy the tax obligations incident to the exercise of an option. Each restored option shall have an option price equal to the fair market value of the Common Stock on the date of grant of the restored option and shall expire on the stated expiration date of the original option.

          The LTI Plan does not allow for the repricing of stock options.

     Chief Executive Officer Compensation: This Committee meets annually to review the Board of Directors' evaluation of the Chief Executive Officer's ("CEO") performance. The Committee uses this performance evaluation, the surveys previously mentioned, and the C.A. Turner Utility Report on financial and stock performance in considering the CEO's compensation. When reviewing the surveys and financial data, the Committee factors in that ONEOK's CEO also serves the Company as Chairman of the Board. Categories in which performance is evaluated include: (1) leadership, (2) strategic planning, (3) financial issues, (4) management and operations, (5) human resources, and (6) communications.

     Larry W. Brummett
     -----------------
     . ANNUAL CASH COMPENSATION: Mr. Brummett passed away on August 24, 2000. The Committee recommended, and the Board of Directors approved retroactively, a base salary amount of $625,000. The actual salary he received in Fiscal 2000 was $416,667.

          Annual incentive compensation for Mr. Brummett was based on attainment of annual performance goals for the Company, and on Mr. Brummett's individual objectives and performance as reviewed by the Committee. Based on these criteria, Mr. Brummett was awarded $550,000 representing 57% of his compensation that related to the Company's performance during the fiscal year.

 .    LONG-TERM INCENTIVE COMPENSATION: On October 21, 1999, Mr. Brummett
     received a non-statutory stock option grant of 35,100 shares of stock at a purchase price of $29.1563 per share. Upon his death on August 24, 2000, this option became fully vested and the legatees, representatives, or heirs may exercise the option within 36 months of his death. Also, on October 21, 1999, Mr. Brummett was granted 13,200 shares of restricted stock which would vest in full on October 21, 2002. Under the terms of the Restricted Stock Agreement, upon Mr. Brummett's death, 10/36ths of this grant, or 3,831 shares of the balance including applicable dividends, vested.

David L. Kyle
-------------
 .    ANNUAL CASH COMPENSATION: Upon his election as Chief Executive Officer and
     Chairman of the Board, the Committee recommended, and the Board of Directors approved, a base salary amount of $490,000. Because Mr. Kyle was paid at his previously approved salary for the first eight months of 2000, the actual salary he received in Fiscal 2000 was $486,736.

     Annual incentive compensation for Mr. Kyle is based on attainment of annual performance goals for the Company, and on Mr. Kyle's individual objectives and performance as reviewed by the Committee. Based on these criteria, Mr. Kyle was awarded $645,000 representing 57% of his compensation that related to the Company's performance during the fiscal year.

 .    LONG-TERM INCENTIVE COMPENSATION: On October 21, 1999, Mr. Kyle received a non-statutory stock option grant of 17,800 shares of stock at a purchase price of $29.1563 per share. On October 21, 2000, 4,450 shares of stock under this grant became exercisable, and the remaining portion of the grant will vest equally over the next three years. Also, on October 21, 1999, Mr. Kyle was granted 9,400 shares of restricted stock which will vest in full on October 21, 2002.

Internal Revenue Service Limitations on Deductibility of Executive Compensation:
Federal law restricts the deductibility, for federal income tax purposes, of certain executive compensation above a specified threshold. In 2000, no Corporate executives received compensation reaching the threshold. In the Committee's judgment, the potential for non-deductibility of such compensation is either nonexistent or not material. The Committee intends to take into account these tax law provisions in structuring and administering the Company's executive compensation in future years.

Compensation Committee Interlock and Insider Participation: There are none.

Respectfully submitted by the members of the Executive Compensation Committee of the Board of Directors:

     s/William L. Ford, Chair                 s/Douglas R. Cummings, Vice Chair

     s/William M. Bell                        s/Douglas T. Lake

     s/Bert H. Mackie                         s/Douglas Ann Newsom

     s/Gary D. Parker

  Stock performance graph

                Comparison of 64 month cumulative total return*
                     Among ONEOK, Inc., the S&P 500 Index
                          And the S&P Utilities Index


     * $100 Invested on 8/31/95 in stock or index-including reinvestment of dividends.

------------------------------------------------------------------------

                          1995    1996    1997    1998    1999    2000
------------------------------------------------------------------------

 .   ONEOK, Inc.          100.00  131.38  161.72  155.30  167.00  272.96
------------------------------------------------------------------------

 .   S&P 500 Index        100.00  118.73  167.00  180.51  252.40  256.33
------------------------------------------------------------------------

 .   S&P Utilities Index  100.00  113.15  125.26  156.82  176.40  253.65
------------------------------------------------------------------------


1 The S&P Utilities Index is comprised of the following: AES Corp.; Allegheny Energy Inc.; Ameren Corp.; American Electric Power; Calpine Corp.; CIEnergy; Coastal Corp.; Consolidated Edison Holdings; Constellation Energy Group; Dominion Resources; DTE Energy Co.; Duke Energy; Dynegy Inc.; Edison International; El Paso Corp; Enron Corp.; Entergy Corp.; Exelon Corp.;FPL Group; FirstEnergy Corp.; GPU Inc.; KeySpan Corp.; Kinder Morgan, Inc.; Niagara Mohawk Holdings Inc.; NICOR Inc.; NiSource Inc.; ONEOK, Inc.; Peoples Energy; PG&E Corp.; Pinnacle West Capital; PPL Corporation; Progress Energy, Inc.; Public Service Enterprise Inc.; Reliant Energy; Sempra Energy; Southern Co.; TXU Corp.; Williams Cos; Xcel Energy Inc.

2 Assuming that the value of the investment in ONEOK common stock and each index was $100 on August 31, 1995, and that all dividends were reinvested, this graph compares ONEOK's cumulative total return (i.e., based on common stock price and dividends), plotted on an annual basis, with the S&P 500 Stock Index, a performance indicator of the overall stock market and the S&P Utilities Index.

3 The information provided in this Performance Graph and in the Executive Compensation Report of the Compensation Committee on Pages 19-22 should not be considered soliciting material. Also, it should not be considered to be filed with the Securities and Exchange Commission or to be subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934. Unless specific reference is made to such sections in a filing, the information should not be incorporated by reference into any such filing under the Securities Act of 1933 or the Securities Act of 1934. Also, the stock performance as shown on the Performance Graph should not be interpreted as a prediction of future stock performance.

          Executive compensation, pension plans & other arrangements
                          Summary compensation table

                                                                               Long-term compensation
                                                                         ------------------------------------
                                          Annual compensation                     Awards           Payouts
                                                                                      Securities
                                                             Other       Restricted   underlying
                                                            annual          stock      options/      LTIP        All other
Name and principal                Salary/2/    Bonus     compensation     award(s)/3/    SARs/4/    Payouts    compensation/5/
position              Year/1/       ($)         ($)           ($)            ($)           #          ($)           ($)
-------------------------------------------------------------------------------------------------------------------------------
L. W. Brummett        FY 2000      $428,667   $550,000       None           None            None     None         $27,964
Chairman of the       SY 1999       165,333          0       None         $384,863        35,100     None           9,800
Board  and Chief      FY 1999       489,667    181,700       None           None          31,200     None          20,325
Executive Officer     FY 1998       435,800    634,900       None           None          44,179/6/  None          12,800
thru 08/24/00

D. L. Kyle            FY 2000      $502,736   $645,000       None           None          11,715/6/  None         $31,112
Chairman of the       SY 1999       118,667          0       None         $274,069        17,800     None           7,000
Board, President      FY 1999       354,669    114,500       None           None          21,000     None          14,412
and                   FY 1998       317,472    400,000       None           None          30,801/6/  None          12,800
Chief Executive
Officer

E. N. Dubay           FY 2000      $250,000   $185,000       None           None            None     None         $15,000
President - Kansas    SY 1999        83,333          0       None         $116,625         8,000     None           5,000
Gas Service Company   FY 1999       234,667     48,100       None           None          12,000     None          12,910
                      FY 1998       201,233    209,900       None           None          10,000     None          10,000

J. A. Gaberino, Jr.   FY 2000      $240,000   $205,000       None           None            None     None         $14,400
Senior Vice           SY 1999        80,000          0       None         $116,625         8,000     None           7,110
President             FY 1999       235,000     38,500       None           None           7,100     None           9,762
and General Counsel   FY 1998       131,250     78,400       None           None            None     None               0

J. C. Kneale          FY 2000      $242,500   $255,000       None           None           4,803/6/  None         $14,400
Senior Vice           SY 1999        80,000          0       None          $58,313         8,000     None           7,686
President,            FY 1999       216,676     48,100       None           None           6,500     None          12,300
Treasurer, and        FY 1998       191,677    167,900       None           None           9,965/6/  None           9,234
Chief Financial
Officer/7/

C. R. Skoog           FY 2000      $205,008   $215,000       None           None             None    None         $13,002
President - ONEOK     SY 1999        60,000     11,700       None         $137,035          5,300    None           4,140
Energy Marketing      FY 1999       166,000     39,400       None           None            4,200    None           9,840
and Trading Company   FY 1998       152,533    116,000       None           None            4,300    None           9,152

1 Last year the Company changed its fiscal year-end from August 31/st/ to December 31/st/. The period shown as SY1999 refers to the four (4) months ending December 31, 1999. The periods identified as FY1999 and FY1998 refer to fiscal years ended August 31/st/. Therefore, compensation data is presented for Fiscal 2000 (ending December 31, 2000), Fiscal 1999 (ending August 31, 1999), the four-month transition period ended December 31, 1999, and Fiscal 1998 (ending August 31, 1998).

2 This column includes fees paid to Messrs. Brummett, Kyle, and Kneale for serving on the Board of Directors of Magnum Hunter Resources, Inc. ONEOK Resources Company currently owns approximately 21% of Magnum Hunter Resources, Inc. The table below shows the dollar amounts included for Fiscal 2000:

                                                 FY2000
                                                -------
       L.W. Brummett                            $12,000
       D. L. Kyle                               $16,000
       J. C. Kneale                             $ 2,500

3 Restricted stock was granted under the ONEOK, Inc. Long-Term Incentive Plan on October 21, 1999. Other than the out-of-cycle grant to Mr. John
       W. Gibson, not a named executive officer, upon his employment
       May 15, 2000, no shares were granted during Fiscal 2000. These shares are restricted for a period of three years. During the "vesting" period, dividends are paid to participants on a non-preferential basis, and are reinvested in additional shares of restricted stock. The values reflected above represent the number of shares granted times the grant price of $29.1563. Dividends accrued throughout the year and the year-end value of these restricted shares are also indicated below:


                                                                                    Closing Price of a
                              Shares        Dividends     Total # of shares       Share of Unrestricted       Value as of
                              ------
                              Granted    Accrued in 2000   Held at 12/31/00        Stock as of 12/31/00         12/31/00
                              -------    ---------------   ----------------        --------------------         --------
       L. W. Brummett           13,200          592       13,792
                                                          - 9,961 forfeited at death
                                                          -------
                                                          3,831                          $48.13              $184,386.03
       D. L. Kyle                9,400          495       9,895                          $48.13              $476,246.35
       E. N. Dubay               4,000          210       4,210                          $48.13              $202,627.30
       J. A. Gaberino, Jr.       4,000          210       4,210                          $48.13              $202,627.30
       J. C. Kneale              2,000          105       2,105                          $48.13              $101,313.65
       C. R. Skoog               4,700          247       4,947                          $48.13              $238,099.11

4 No Stock Appreciation Rights ("SARs") were granted in Fiscal 2000 to any of the named executive officers.

5      The table below shows the components of this column for Fiscal 2000:


                                                           ONEOK match to ONEOK, Inc. Employee
                            ONEOK match to Thrift Plan  Non-Qualified Deferred Compensation Plan
                            --------------------------  ----------------------------------------
                                       FY 2000                          FY 2000
       L. W. Brummett               $10,200.00                       $17,764.00
       D. L. Kyle                    10,200.00                        20,912.00
       E. N. Dubay                   10,200.00                         4,800.00
       J. A. Gaberino, Jr.           10,200.00                         4,200.00
       J. C. Kneale                  10,200.00                         4,200.00
       C. R. Skoog                   10,200.00                         2,802.00

6 A portion of the securities underlying these grants are restored or "reloaded" options. The stock option agreements provide that an additional option may be granted if, and when, the optionee exercises all or part of the option using common stock to pay the purchase price of the option or to satisfy tax obligations incident to the exercise of the option. The restored option will be exercisable for the number of shares tendered to pay the option price or to satisfy any tax obligation, and will be exercisable at any time after the expiration of a period of six
       (6) months following the date of grant (or at any other time as determined by ONEOK) and will expire on the expiration date of the original grant. The number of restored options included in these grants are as follows:

       L. W. Brummett                           Grants for FY 1998 include:
                               11,662 shares at an exercise price of $35.75  Expires 11-16-05
                                7,517 shares at an exercise price of $35.75  Expires 10-10-06

       D. L. Kyle                               Grants for FY 1998 include:
                                5,919 shares at an exercise price of $35.75  Expires 11-16-05
                                1,369 shares at an exercise price of $35.75  Expires 11-16-05
                                6,013 shares at an exercise price of $35.75  Expires 10-10-06
                                                Grants for FY 2000 include:
                                8,660 shares at an exercise price of $42.47  Expires 10-16-07
                                3,055 shares at an exercise price of $42.47  Expires 10-21-09

       J. C. Kneale                             Grants for FY 1998 include:
                                1,391 shares at an exercise price of $42.53  Expires 11-16-05
                                1,974 shares at an exercise price of $34.03  Expires 10-10-06
                                                Grants for FY 2000 include:
                                4,803 shares at an exercise price of $42.19  Expires 10-16-07

7 Mr. Kneale's title as of 12/31/00 was Vice President, Treasurer, and Chief Financial Officer. He was elected Senior Vice President as of 01/18/01.

  Option grant table

  The following table represents additional information concerning the option awards shown in the Summary compensation table for Fiscal Year 2000. These options to purchase common stock were granted to the Named Executive Officers under the ONEOK, Inc. Long-Term Incentive Plan.

                                 Option grants in Fiscal Year 2000 ending 12/31/00/1/
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Potential realizable value
                                                                                                 at assumed annual rates of
                                      Individual grants                                           stock price appreciation
                                                                                                      for option term/2/
-------------------------------------------------------------------------------------------------------------------------------
                              Securities          Percent of
                              underlying         total options     Exercise
                               options            granted to        or base
                               granted/3/          employees         price       Expiration
                         Date         Number    in fiscal year     ($/share)        date              5%             10%
         Name
-------------------------------------------------------------------------------------------------------------------------------
L. W. Brummett         FY 2000           N/A          0.00%         $ 0.00          N/A               N/A             N/A

D. L. Kyle             11/28/00        3,055          9.69%         $42.47       10/21/09        $ 70,511        $173,163
                       11/28/00        8,660         27.47%         $42.47       10/16/07        $146,757        $340,917

E. N. Dubay            FY 2000           N/A          0.00%         $ 0.00          N/A               N/A             N/A

J. A. Gaberino, Jr.    FY 2000           N/A          0.00%         $ 0.00          N/A               N/A             N/A

J. C. Kneale           11/27/00        4,803         15.23%         $42.19       10/16/07        $ 80,893        $187,928

C. R. Skoog            FY 2000           N/A          0.00%         $ 0.00          N/A               N/A             N/A

Notes to option grant table:

1    No Stock Appreciation Rights ("SARs") were granted in Fiscal 2000.

2 These amounts represent assumed rates of appreciation only and are not intended to forecast future appreciation of the common stock price. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

3 Other than the out-of-cycle grant to Mr. John W. Gibson, not a named executive officer, upon his employment May 15, 2000, no shares were granted during Fiscal 2000. The options reflected are "restored" options. The stock option agreements provide that an additional option may be granted if, and when, the optionee exercises all or part of an option using common stock to pay the purchase price of the option or to satisfy tax obligations incident to the exercise of the option. The restored option will be exercisable for the number of shares tendered to pay the option price or to satisfy any tax obligation, and will be exercisable at any time after the expiration of a period of six (6) months following the date of grant (or at any other time as determined by ONEOK) and will expire on the expiration date of the original grant. Each option was awarded with an exercise price equal to the fair market value of a share of ONEOK, Inc., common stock on the date of the grant.

  Aggregated option/SAR exercises and year-end values

  The following table shows information for the Named Executive Officers, concerning:

        . exercises of stock options and SARs/1/ during Fiscal 2000; and . the amount and values of unexercised stock options and SARs as of
           December 31, 2000.

                      Aggregated options/SAR exercises in 2000 and Year-End option/SAR values

                              Shares
                             acquired       Value            Number of securities               Value of unexercised
          Name             on exercise     realized         underlying unexercised         in-the-money options at fiscal
                               (#)           ($)        options at fiscal year end (#)             year-end ($)/2/
                                                         Exercisable     Unexercisable      Exercisable     Unexercisable
L. W. Brummett                  0             0              110,479/3/                0       $1,819,624             $0.00

D. L. Kyle                    15,800       $173,450           29,951              35,565         $429,545          $493,911

E. N. Dubay                     0             0               18,000              12,000         $292,250          $204,375

J. A. Gaberino, Jr.             0             0                5,550               9,550         $ 89,825          $170,075

J. C. Kneale                  6,253        $61,162             8,962              14,053         $130,741          $199,646

C. R. Skoog                     0             0               12,725               6,075         $247,958          $109,148


1     No Stock Appreciation Rights ("SARs") were granted in Fiscal 2000.

2     Based on per share price for ONEOK, Inc. common stock at fiscal year end
      (FY) of $49.2188 per share. The price reflects the average of the high and low trading price on the New York Stock Exchange on December 31, 2000.

3 All of Mr. Brummett's options became fully vested and exercisable by his estate upon his death on 08/24/00.



  Pension plans

  This table shows the estimated annual retirement benefits payable to a covered participant based upon the final average pay formulas of the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries/1/. The estimates assume that benefits are received in the form of a single life annuity.

          ---------------------------------------------------------------------------------------------------------
                            Estimated annual benefits under final-average earnings/2 3 4 5/
                            ---------------------------------------------------------------------------------------
                                15 Years         20 Years          25 Years         30 Years          35 Years
          ---------------------------------------------------------------------------------------------------------
                  $125,000          $33,930           $45,240          $56,550           $67,860           $79,170
          ---------------------------------------------------------------------------------------------------------
                  $150,000          $41,242           $54,990          $68,737           $82,485           $96,232
          ---------------------------------------------------------------------------------------------------------
                  $175,000          $48,555           $64,740          $80,925           $97,110          $113,295
          ---------------------------------------------------------------------------------------------------------
                  $200,000          $55,867           $74,490          $93,112          $111,735          $130,357
          ---------------------------------------------------------------------------------------------------------
                  $225,000          $63,180           $84,240         $105,300          $126,360          $147,420
          ---------------------------------------------------------------------------------------------------------
                  $250,000          $70,492           $93,990         $117,487          $140,985          $164,482
          ---------------------------------------------------------------------------------------------------------
                  $300,000          $98,362          $113,490         $141,862          $170,235          $198,607
          ---------------------------------------------------------------------------------------------------------
                  $400,000         $114,367          $152,490         $190,612          $228,735          $266,857
          ---------------------------------------------------------------------------------------------------------
                  $450,000         $128,992          $171,990         $214,987          $257,985          $300,982
          ---------------------------------------------------------------------------------------------------------
                  $500,000         $143,617          $191,490         $239,362          $287,235          $335,107
          ---------------------------------------------------------------------------------------------------------

Notes to the pension benefits table:

1 The Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries is a tax-qualified, defined-benefit pension plan under both the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended. Benefits become vested and non-forfeitable after completion of five years of continuous employment. A vested participant receives the retirement benefit at retirement age under the Retirement Plan, unless separating earlier from service, in which case the retirement benefit is actuarially reduced for early commencement. Benefits are calculated at retirement date based on credited service, limited to a maximum of 35 years, and final average earnings. Credited years of service under these plans for the Named Executive Officers as of December 31, 2000 are as follows: L. W. Brummett (deceased 08/24/00), 26 years and 2 months;
     D. L. Kyle, 26 years and 6 months; E. N. Dubay, 4 years and 8 months; J. A. Gaberino, Jr., 2 years and 11 months; J. C. Kneale, 19 years and 8 months; and C. R. Skoog, 5 years and 5 months.

2 For purposes of the above table, the annual Social Security Covered Compensation benefit ($35,100) was used in the excess benefit calculation.

3 Under the Internal Revenue Code, the annual compensation of each employee to be taken into account under the Retirement Plan cannot exceed $150,000, adjusted for increases in the cost of living, for plan years beginning after December 31, 1993. The maximum amount for 2000, as adjusted, is $170,000.

4 Amounts are estimates only and would be subject to adjustment based on rules and regulations applicable to the method of distribution and survivor benefit options selected by the retiree. Retirement benefits would be actuarially reduced for retirement prior to age 65.

5 The compensation covered by the Retirement Plan benefit formula is the basic salary paid to an employee within the employee's final average earnings. The final average earnings means the employee's highest earnings during any sixty consecutive months during the last 120 months of employment. For any employee named or shown in the Summary compensation table who retires with vested benefits under the Plan, the compensation shown as "salary" in the Summary compensation table could be considered covered compensation in determining benefits, except that the Plan benefit formula takes into account only a fixed percentage of final average earnings which is uniformly applied to all employees. The amount of covered compensation that may be considered in calculating retirement benefits is also subject to limitations in the Internal Revenue Code of 1986, as amended, applicable to the Plan.

  ONEOK, Inc. supplemental executive retirement plan

  The following table sets forth the estimated benefits payable upon retirement at age 65 to a covered participant under the Supplemental Executive Retirement Plan ("SERP"). The estimates assume that a covered participant is fully vested. The amounts shown would be reduced for commencement prior to age 60. SERP benefits are offset by benefits payable under the Retirement Plan.

-------------------------------------------------------------------------------------------------------------------------------
                                                Estimated annual benefits at indicated age of retirement
                          -----------------------------------------------------------------------------------------------------
                                       50 and under                       55                       60              65 and over
-------------------------------------------------------------------------------------------------------------------------------
$125,000                                    $62,500                  $70,000                  $73,563                  $77,125
-------------------------------------------------------------------------------------------------------------------------------
$150,000                                    $75,000                  $84,000                  $88,275                  $92,550
-------------------------------------------------------------------------------------------------------------------------------
$175,000                                    $87,500                  $98,000                 $102,988                 $107,975
-------------------------------------------------------------------------------------------------------------------------------
$200,000                                   $100,000                 $112,000                 $117,700                 $123,400
-------------------------------------------------------------------------------------------------------------------------------
$225,000                                   $112,500                 $126,000                 $132,413                 $138,825
-------------------------------------------------------------------------------------------------------------------------------
$250,000                                   $125,000                 $140,000                 $147,125                 $154,250
-------------------------------------------------------------------------------------------------------------------------------
$300,000                                   $150,000                 $168,000                 $176,550                 $185,100
-------------------------------------------------------------------------------------------------------------------------------
$400,000                                   $200,000                 $224,000                 $235,400                 $246,800
-------------------------------------------------------------------------------------------------------------------------------
$450,000                                   $225,000                 $252,000                 $264,825                 $277,650
-------------------------------------------------------------------------------------------------------------------------------
$500,000                                   $250,000                 $280,000                 $294,250                 $308,500
-------------------------------------------------------------------------------------------------------------------------------

  The SERP covers certain elected or appointed officers of ONEOK, and certain other highly compensated employees in the management of ONEOK. Participants are selected by the CEO, or in the case of the CEO by the Board of Directors.

  Benefits payable to participating employees under the SERP are based upon a specified percentage (reduced for early retirement) of the highest 36 consecutive month's compensation of the employee's last 60 months of service.

          . SERP benefits less the benefit payable under the Retirement Plan; . Pension benefits from the Retirement Plan.

  The SERP will, in any case, pay a benefit equal to the benefit which would be payable to the participant under the Retirement Plan if the limitations imposed by the Internal Revenue Code Sections 401(a)(17) and 415(b) were not applicable, less the benefit payable under the Retirement Plan with such limitations. Benefits under the SERP are paid coincidentally with the payment of benefits under the Retirement Plan or as the administrative committee may determine.

  ONEOK has begun funding this benefit in a Rabbi Trust.

  The Board of Directors may amend or terminate the SERP at any time; however, benefits to current participants may not be reduced.

  Change in control and termination agreements

During 2001, ONEOK, Inc. amended its termination agreements with each of its named executive officers to standardize the change in control provisions with ONEOK's other documents. Each of the termination agreements has a three-year term, but will be extended automatically in one-year increments unless ONEOK provides notice to the officer that it does not wish to extend the term at least 90 days before the January 1 preceding the initial termination date of the agreement.

Under the termination agreements, severance payments and benefits are payable if there is a change in control of ONEOK and the officer's employment is terminated without "just cause" or for "good reason" at any time during the three years after the change in control, or for Mr. Kyle, for any reason by the executive within twelve months of the change in control. In general, these severance benefits include:

          . a lump sum payment in an amount equal to three times the officers' current annual compensation, plus a prorated portion of the officers' short-term incentive compensation;

          . accelerated vesting of retirement and other benefits under ONEOK's SERP;

          .    continuation of welfare benefits for thirty-six (36) months;

          . for Mr. Kyle, gross up payments to cover any excise taxes due if any portion of his severance payments constitute excess parachute payments; and

          . for each of the other named executive officers, severance payments will be reduced if the net after-tax benefit to such named executive officer exceeds the net after-tax benefit if such reduction were not made. ONEOK will make gross up payments to such officers only if the severance payments, as reduced, are later deemed to constitute excess parachute payments.

Calculated using base salary and bonus levels during 2000, and assuming a December 31, 2000 change in control and termination date, payments under the termination agreements (excluding any gross up payments) with ONEOK's named executive officers would have been: D. L. Kyle, $6,374,980; E. N. Dubay, $2,089,430; J. A. Gaberino, Jr., $2,024,257; J. C. Kneale, $3,109,012; and C. R.
Skoog, $1,521,469.

Under each termination agreement, a change in control will occur upon:

          . The acquisition by any "person" of beneficial ownership of 20% or more of the outstanding voting securities of ONEOK, except
                (1) voting securities acquired in "non-control acquisitions," including an employee benefit plan maintained by ONEOK or one if its direct or indirect majority-owned subsidiaries or affiliates (a "related person") and ONEOK or a related person; and (2) voting securities acquired in "non-control transactions" (defined below);

          . A change in the composition of ONEOK's existing board of directors, after which the incumbent directors (or their designees) no longer constitute at least a majority of the members of the board of directors of ONEOK or any parent corporation that results from a merger;

          . The consummation of a merger, consolidation or reorganization with or into the ONEOK or in which securities of ONEOK are issued (a "merger"), except mergers that are non-control transactions. A "non-control transaction" occurs when (1) immediately after the merger, ONEOK's stockholders beneficially own at least 50% of the outstanding voting securities of the surviving entity or its parent; as long as no other third party beneficially owns 50% of the outstanding voting securities of the surviving corporation; (2) ONEOK's incumbent directors before the merger constitute at least a majority of the board of the surviving entity or its parent; and (3) no person, other than (a) ONEOK or its related persons, (b) an employee benefit plan maintained by ONEOK or its related persons, or (c) any person who, immediately before the merger, owned 30% or more of ONEOK's outstanding voting securities, has beneficial ownership of 30% or more of the outstanding voting securities of the surviving entity or its parent.

          .     A complete liquidation or dissolution of ONEOK; or

          . The sale or other disposition of all or substantially all of ONEOK's assets to any person, except (1) transfers to a related person; (2) transfers under conditions that would constitute a non-control transaction, with the disposition of assets being regarded as a merger for this purpose; and (3) the distribution to ONEOK's stockholders of the stock of a related person or any other assets.

          Special Exceptions. Acquisitions of ONEOK voting securities over the 20% threshold will not trigger a change in control if:

                . the acquisition occurs as a result of the acquisition of voting securities by ONEOK that reduces that total number of shares then outstanding and increases the proportional number of shares beneficially owned by each shareholder (e.g., a stock buyback program);

                . within five business days after a change in control would have occurred, the shareholder who has acquired 20% or more of ONEOK's voting securities divests itself of sufficient shares to fall below 20%; or

                . after a person discovers or is notified by ONEOK that its acquisition of shares would have triggered a change in control, the person notifies the board of directors that it acquired the shares inadvertently, and within two business days after such notification, the person divests itself of a sufficient number of shares to fall below 20%.

         Western Resources Exception.  A change in control will not occur if:

                . Western Resources and/or its affiliates (the "shareholder group") acquire beneficial ownership of 20% or more of ONEOK's voting stock under the terms of the Shareholder Agreement, until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement;

                . the equity securities of ONEOK owned by the shareholder group are restructured with the approval of a majority of the members of ONEOK's existing board (excluding nominees of Western Resources).

Section 16(a) beneficial ownership reporting compliance

ONEOK believes that during Fiscal 2000 all Securities and Exchange Commission filings of its officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act, based on a review of forms filed, or written notice that no annual forms were required, except for one transaction for a sale of stock made by Mr. James C. Kneale's spouse, which was reported late on a Form 4 filed for November, 2000. Mr. Kneale disclaims ownership of these shares.

Other matters

We do not know of other matters that are likely to be brought before the meeting.

By order of the Board of Directors,

/s/ Deborah B. Barnes

Deborah B. Barnes
Vice President, Secretary, and Associate General Counsel
Tulsa, OK
April 11, 2001

                                                                       EXHIBIT A

 Resolutions to Approve Amending the ONEOK, Inc. Certificate of Incorporation to Increase Authorized Capital Stock and Split Up the Outstanding Common Stock
                            on a Two-for-One Basis

         WHEREAS, the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation to amend the Certificate of Incorporation, as previously amended, to increase the authorized capital stock of the Corporation; and

         WHEREAS, the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation to split the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock"), such that the number of shares of Common Stock shall increase by a ratio of two-for-one, through the issuance of one additional share of Common Stock for each share of Common Stock outstanding or held in the Treasury of the Company;

         RESOLVED, that the Board of Directors of ONEOK, Inc. hereby proposes and declares it advisable that the Certificate of Incorporation of said Corporation, as previously amended and now in effect, be further amended to provide that the total number of authorized shares of Common Stock of the Corporation be increased and changed from 100,000,000 shares, par value $0.01 per share, to 300,000,000 shares, par value $0.01 per share, and that the outstanding shares of Common Stock be split on a two-for-one basis by the issuance of one additional share of Common Stock for each share of Common Stock outstanding or held in the Treasury of the Company, and that the first paragraph of Article FOURTH of said Certificate of Incorporation, as amended, be stricken and replaced with two new paragraphs reading as follows:

                  "The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 400,000,000 shares divided into two classes, of which 100,000,000 shares, par value $0.01 per share, shall be designated Preferred Stock and 300,000,000 shares, par value $0.01 per share, shall be designated Common Stock."

                  "Each share of Common Stock of the Corporation, par value of $0.01 per share, issued and outstanding or held in the treasury of the Corporation, is hereby reclassified and changed into two fully paid and nonassessable shares of Common Stock of the Corporation, par value of $0.01 per share, and each holder of record of a certificate for one or more shares of Common Stock of the Corporation as of the close of business on the date this amendment becomes effective shall be entitled to receive as soon as practicable, and without surrender of such certificate a certificate or certificates representing one additional share of Common Stock for each one share of Common Stock represented by the certificate of such holder."

         RESOLVED, that the Board of Directors hereby directs that the above proposed amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock of the Corporation and to split the outstanding shares of Common Stock of the Corporation as described above be considered by the Shareholders of the Corporation at the next Annual Meeting of the Shareholders to be held on May 17, 2001, the notice for such meeting to contain a brief summary of the changes to be effected by said amendment.

         RESOLVED, that in the event the Shareholders of the Corporation, at the Annual Meeting to be held on May 17, 2001, authorize the amendment to the Certificate of Incorporation, as amended, which will increase the number of authorized shares of capital stock of the Corporation, and authorize the split of the outstanding shares of Common Stock of the Corporation as proposed at this meeting, the proper officers of the Corporation be, and they hereby are, authorized to effect the initial issuance of certificates for an aggregate of such number of shares of Common Stock of the Corporation, par value $0.01 per share, as may be required to effect such split, such certificates to be duly countersigned and duly registered by First Chicago Trust Company of New York, Transfer Agent and Registrar, and to deliver said certificates to the holders of the issued and outstanding shares of Common Stock of the Corporation of record on the record date, as promptly thereafter as practicable.

         RESOLVED, that in the event the Shareholders of the Corporation, at the Annual Meeting to be held on May 17, 2001, authorize the amendment to the Certificate of Incorporation as amended, as described above, the Treasurer of the Corporation is hereby authorized to transfer from paid in capital (surplus) an amount equal to the total then-outstanding aggregate par value of the Corporation, such that the par value for each share of Common Stock of the Corporation shall remain $0.01 per share.

         RESOLVED, that in the event the Shareholders authorize the proposed amendment of the Certificate of Incorporation, as amended, and the split of the outstanding shares of Common Stock of the Corporation, this Corporation shall make application to the New York Stock Exchange for the listing on said Exchange of such additional shares of Common Stock of the Corporation, par value $0.01 per share, as may be necessary to be issued to the holders of outstanding Common Stock of the Corporation as a result of the split of the Common Stock and such additional shares as may be necessary to be held in reserve for issuance with respect to any of the Corporation's benefit plans, convertible securities or other similar obligations of the Corporation, and the Chairman of the Board, the President, the Senior Vice-President and General Counsel, any Vice-President, the Treasurer, or the Secretary (hereinafter referred to as the Corporation's Officers) be, and they hereby are, authorized to execute for and on behalf of this Corporation said applications to the New York Stock Exchange and likewise to execute and deliver for filing therewith any and all documents or agreements relating thereto which may be necessary in connection with the requirements of said Exchange for listing said shares, and the Corporation's Officers enumerated above be, and hereby are, authorized to appear before the Committees on Listing of said Exchange if such an appearance is required.

         RESOLVED, that said Transfer Agent is hereby empowered and directed to take any and all such other and further action in connection with any of the foregoing which it shall be instructed to do in writing by the Corporation's Officers enumerated above, and said Transfer Agent may rely on such instructions, may confer with Counsel for this Corporation and shall not be liable for any action taken in good faith in accordance with the instructions of the Corporation's Officers or upon the advice of such Counsel.

         RESOLVED, that all actions relating to the issuance of the additional shares of Common Stock of the Corporation, resulting from the proposed stock split, shall be subject to the proposed amendment to the Certificate of Incorporation, as amended, required in order for such stock split to become effective.

         RESOLVED, that the proper officers of this Corporation be, and they hereby are, and each of them hereby is, authorized, empowered, and directed to do or cause to have done all such acts and things, sign and deliver all such papers, and make all such payments as may be deemed necessary or advisable at any time or from time to time, in order to carry out and give effect to the full extent and purposes of the resolutions adopted at this meeting.

         RESOLVED, that it is the intention of the Board of Directors to continue its present policies in regard to the declaration of quarterly cash dividends and that the approval or disapproval by the Shareholders of the proposed amendment of the Certificate of Incorporation, as amended, to split the outstanding shares of the Common Stock of the Corporation will have no material effect on such policy except for a downward adjustment to the dividend rate to reflect additional shares issued as a result of any stock split, the present policy of the Board of Directors being to make changes from time to time in the amount of the quarterly cash divided on the Common Stock of the Corporation considering available earnings, the Corporation's financial requirements, and other facts governing the payment of such dividends.

                                                                       EXHIBIT B

                    Summary of the Material Features of the
               ONEOK, Inc. Long-Term Incentive Plan (the "Plan")

  The purposes of the Plan are to provide competitive incentives that will enable the Company to attract, retain, motivate and reward key employees and non-employee directors, and to give key employees and non-employee directors an interest parallel to the interest of ONEOK's shareholders.

  The Plan authorizes the Executive Compensation Committee of the Board of Directors (the "Committee") to grant eligible employees options to purchase shares of ONEOK, Inc. common stock, $0.01 par value, which qualify for the special tax treatment according to Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options to purchase shares of common stock which do not so qualify (non-statutory stock options). The Plan also authorizes the Committee to grant eligible employees stock bonus awards, restricted stock awards, and performance unit awards, and to grant non-employee directors stock awards. The variety of stock incentive awards authorized to be granted under the Plan, as well as the discretion which the Plan confers upon the Committee to determine the terms and conditions of the awards, are intended to give the Committee flexibility to adapt ONEOK's equity-based compensation practices to the changing business and regulatory environment in which it operates.

  The Plan will remain in effect until stock incentives have been granted with respect to all shares of common stock authorized to be issued or transferred under the Plan or until the Plan is sooner terminated by the Board of Directors. In accordance with applicable provisions of the Code, no Incentive Stock Options may be granted under the Plan after August 17, 2005.

  Shares issued or transferred pursuant to stock incentives granted under the Plan may be authorized and unissued shares or treasury shares or any combination thereof. The Plan authorizes ONEOK to issue or transfer sufficient shares of common stock to a trust (including a grantor trust) at any time, including upon or in contemplation of a Change in Control, as defined below, to satisfy its obligations under any then-outstanding awards previously granted under the Plan (including stock options), in which case the shares may be treated as authorized and issued shares which are held in the trust with full dividend and voting rights, whether or not the related awards are then vested or exercisable. The maximum number of shares of common stock with respect to which stock options or other stock incentives may be granted to an employee during any year is 150,000 shares. Shares that cease to be issuable under an award because of termination, expiration, cancellation, or forfeiture of the award, or because of the employees' failure to satisfy the terms and conditions of the award will not count against the foregoing limitations and may again be awarded under the Plan. The Plan provides for the number and class of shares authorized to be issued or transferred under the Plan, the maximum number and class of shares with respect to which stock options or other stock incentives may be granted to any employee, the number and class of shares subject to outstanding grants, and the exercise price of outstanding stock options to be adjusted equitably to prevent dilution or enlargement of rights in the event of recapitalizations, stock splits, stock dividends, mergers, and similar transactions.

  The class of persons who are eligible to be selected to participate in the Plan consists of any employee of ONEOK or its subsidiaries, including an officer or member of the Board of Directors who is an employee, who the Committee determines is in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to, ONEOK and it subsidiaries, and any non-employee director. Non-employee directors may be granted stock awards, instead of cash, for all or a part of their compensation for service as a director of the Company. The approximate number of persons who are eligible to be selected to participate in the Plan at the present time includes 210 employees and 10 non-employee directors, and is subject to change.

  The Plan is administered by the Committee which, within the parameters set forth in the Plan, determines the type of awards to grant, selects participants from the class of employees eligible to participate, determines the number of shares of common stock to be awarded, and determines the terms and conditions of the awards (including the exercise price of options). The Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. Under the Plan, the Committee must consist of two or more members of the Board of Directors, each of whom qualifies as a "non-employee director" under Security and Exchange Commission (SEC) Rule 16b-3 and as an "outside director" within the meaning of Section 162(m) of the Code, unless ONEOK's Board of Directors determines otherwise.

  Unless the Committee determines otherwise, transactions by executive officers and directors under the Plan are intended to qualify for the exemptions available under SEC Rule 16b-3, and awards granted to executive officers are intended to qualify as "performance-based compensation" if such qualification is necessary to preserve ONEOK's deduction for such awards under Code Section 162(m). The Plan is specifically intended to give the Committee authority to grant awards that will qualify as "performance-based compensation" as well as awards that will not so qualify.

  The Plan also authorizes the Committee, after a stock incentive has been granted and without consideration, to waive any term or condition that could have been omitted from the award when it was granted and to amend the award to include or exclude any term or condition that could have been included or excluded from the award when it was granted.

                                                                       EXHIBIT C

                                  ONEOK, Inc.
                           LONG-TERM INCENTIVE PLAN
                           ------------------------

1.    Purposes.

      The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate, and reward Key Employees and Non-Employee Directors of the Company, and (b) to give the Company's Key Employees and Non-Employee Directors an interest parallel to the interests of the Company's shareholders generally.

2.    Definitions.

      Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      (a) "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant.

      (b) "Board" or a "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

      (c) A "Change in Control" shall mean the occurrence of any of the following:

              (1) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
                    Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(c), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any company or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

              (2) The individuals who, as of February 15, 2001, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board of Directors; or, following a Merger which results in a Parent Company, the board of directors of the ultimate Parent Company; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (3)   The consummation of:

                    (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                           (A) the stockholders of the Company, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the company resulting from such Merger (the "Surviving Company") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Company is not Beneficially Owned, directly or indirectly by another Person (a "Parent Company"), or (y) if there is one or more Parent Companies, the ultimate Parent Company;

                           (B)  the individuals who were members of the
                                Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Company, if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company; and

                           (C) no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Company if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company.

                    (ii)   A complete liquidation or dissolution of the Company;
                           or

                    (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

                           Notwithstanding the foregoing,

                           (A) A Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if: (1) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (2) (a) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Company that such acquisition would have triggered a Change in Control

                                 (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (b) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities.

                           (B) A Change in Control shall not be deemed to occur if (1) the Shareholder Group (as defined in the Shareholder Agreement) acquires Beneficial Ownership of fifteen percent (15%) or more of the Company's Voting Securities pursuant to the terms of the Shareholder Agreement, by and between WAI, Inc. (now known as ONEOK, Inc.) and Western Resources, Inc. dated as of November 26, 1997 (the "Shareholder Agreement"), until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, but upon either of such events, the acquisition or existence of such percentage of Beneficial Ownership by Western Resources, Inc. or any of its affiliates shall constitute a Change in Control or (2) the equity securities of the Company owned by the Shareholder Group are in any manner restructured with the approval of a majority of the members of the Incumbent Board (excluding Shareholder Nominees, as defined in the Shareholder Agreement).

                                 Notwithstanding anything in this Plan to the contrary, if an eligible Key Employee's employment is terminated by the Company without Just Cause prior to the date of a Change in Control but the eligible Key Employee reasonably demonstrates that the termination
                                 (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan, provided a Change in Control shall actually have occurred.

      (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

      (e) "Committee" means the Committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 11(a) below.

      (f) "Common Stock" means common stock, $0.01 par value, of the Company.

      (g) "Company" means ONEOK, Inc., an Oklahoma corporation, its successors and assigns, or any division or Subsidiary thereof.

      (h) "Director Fees" means all compensation and fees paid to a Non-Employee Director by the Company for his services as a member of the Board of Directors.

      (i) "Director Stock Award" means an award of ONEOK, Inc. Common Stock granted to a Non-Employee Director.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (k) "Fair Market Value" on a particular date means the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The
                                                                          ---
              Wall Street Journal or another reputable source designated by the
              -------------------
              Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. In the case of an Incentive Stock Option, if the foregoing method of determining Fair Market Value should be inconsistent with section 422 of the Code, a "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

      (l) "General Counsel" means the General Counsel of the Company serving from time to time.

      (m) "Incentive Stock Option" means an option, including an Option as the context may require, intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

      (n) "Just Cause" shall mean the Key Employee's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Key Employee's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Company (or a division or Subsidiary); any violation by the Key Employee of any covenant not to compete with the Company (or a division or Subsidiary); any act of dishonesty by the Key Employee which adversely affects the business of the Company (or a division or subsidiary); any willful or intentional act of the Key Employee which adversely affects the business of, or reflects unfavorably on the reputation of the Company (or a division or Subsidiary); the Key Employee's use of alcohol or drugs which interferes with the Key Employee's performance of duties as an employee of the Company (or a division or Subsidiary); or the Key Employee's failure or refusal to perform the specific directives of the Company's Board of Directors, or its officers which directives are consistence with the scope and nature of the Key Employee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Company in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Company (or a division or Subsidiary), which is hereby acknowledged, to terminate the Key Employee's employment at any time without cause.

      (o) "Key Employee" means an employee of the Company, including an officer or director who is such an employee, who the Committee determines is in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to, the Company, its divisions and Subsidiaries.

      (p) "Non-Employee Director" means a member of the Board of Directors of the Company who is not an employee of the Company, and who qualifies as a "Non-Employee Director" under the definition of that term in SEC Rule 16b-3.

      (q) "Non-Statutory Stock Option" means an option, including an Option as the context may require, which is not intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

      (r) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

      (s) "Participant" means a Key Employee or Non-Employee Director who has been granted a Stock Incentive.

      (t) "Performance Unit Award" means an amount of cash or shares of Common Stock or a combination of each, that will be distributed in the future if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulation time periods specified amounts of Common Stock. The amount of the award may but need not be determined by reference to the market value of Common Stock.

      (u) "Plan" means the ONEOK, Inc. Long-Term Incentive Plan set forth in these pages, as amended from time to time.

      (v) "Plan Year" means the calendar year beginning on January 1 and ending the next December 31.

      (w) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to a Participant under Section 5 below and which will become free of restrictions specified by the Committee if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

      (x) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

      (y) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

      (z) "Shares" means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

      (aa) "Stock Bonus Award" means an amount of cash or shares of Common Stock which is distributed to a Participant or which the Committee agrees to distribute in the future to a Participant in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date the distribution is made. The amount of the award may but need not be determined by reference to the market value of Common Stock. Performance Unit Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

      (bb) "Stock Incentive" means an award granted under this Plan in one of the forms provided for in Section 3.

      (cc) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interest) having more than 50 percent of the voting power are or in the future become owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in Section 424(f) of the Code.

3.    Grants of Stock Incentives.

      (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Key Employees Stock Bonus Awards, which may but need not be Performance Unit Awards or Restricted Stock Awards, and/or Options, which may be Incentive Stock Options or Non-Statutory Stock Options.

      (b) Subject to the provisions of the Plan, the Committee shall grant Director Stock Awards to Non-Employee Directors in accordance with
              Section 7 of the Plan. Notwithstanding anything else otherwise expressed or implied in the Plan, no other form of Stock Incentive shall be granted to Non-Employee Directors under the Plan, and in no event shall any grant of an Incentive Stock Option be made to a Non-Employee Director.

      (c)     After a Stock Incentive has been granted,

              (i) the Committee may waive any term or condition thereof that could have been excluded from such Stock Incentive when it was granted, and

              (ii) with the written consent of the affected Participant, may amend any Stock Incentive after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Stock Incentive when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

4.    Stock Subject to the Plan.

      (a) The maximum number of shares of Common Stock authorized for issuance under the Plan as of the initial adoption of the Plan on August 17, 1995 was 1,000,000. As of August 20, 1998, the Board authorized issuance under the Plan of an additional 1,445,200 shares. As of February 15, 2001, the Board authorized issuance under the Plan, subject to Shareholder approval of an additional 1,450,000 shares, subject to the provisions below of paragraph 4(c) and of Section 9; provided, that the maximum number of shares of Common Stock with respect to which Options or other Stock Incentives may be granted or issued to any employee under the Plan during any year is 150,000.

      (b) Such shares may be authorized but unissued shares of Common Stock, shares of Common Stock held in treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust pursuant to paragraph 12(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust pursuant to paragraph 12(d) below or to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain authorized but unissued shares or treasury shares (as the case may be), irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

      (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred to a Participant and shall cease to be issuable or transferable to a Participant because of the termination, expiration or cancellation, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of the Participant's failure to comply with the terms and conditions of a Stock Incentive or for any other reason, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in paragraph (a) above of this Section 4 and may again be made subject to Stock Incentives; provided that the number of shares not so issued or transferred and any such reacquired shares may again be made subject to Stock Incentives for Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify. If a Participant pays the purchase price of shares subject to an Option by surrendering shares of Common Stock in accordance with the provisions of paragraph 6(b)(iv) below, the number of shares surrendered shall be added back to the number of shares available for issuance or transfer under the Plan so that the maximum number of shares that may be issued or transferred under the Plan pursuant to paragraph 4(a) above shall have been charged only for the net number of shares issued or transferred pursuant to the Option exercise.

5.    Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards.

      Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to the following provisions:

      (a) A Key Employee may be granted a Stock Bonus Award, Performance Unit Award or Restricted Stock Award, and a Non-Employee Director may be granted a Director Stock Award, whether or not he or she is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

      (b) Shares of Common Stock subject to a Stock Bonus Award may be issued or transferred to a Participant at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Participant at the time such Award is granted, the Committee may but need not provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares (as adjusted under Section
              9) if such shares had been issued or transferred to such Participant at the time such Award was granted.

      (c) Any Stock Bonus Award, Performance Unit Award or Restricted Stock Award may, in the discretion of the Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such cash payment is made shall be added back to the maximum number of shares available for use under the Plan, provided that the number of shares for which such cash payment is made may be made subject to Stock Incentives for Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify.

      (d) Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares to a Participant pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Performance Unit Award or a Restricted Stock Award.

      (e) Each Stock Bonus Award, Performance Unit Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, signed by an officer of the Company duly authorized to do so, provided that such instrument is consistent with this Plan and incorporates it by reference.

      (f) Director Stock Awards shall be granted as determined by the Committee in accordance with the provisions of Section 7, and as otherwise provided by this Plan.

6.    Options.

      Options shall be subject to the following provisions:

      (a) Subject to the provisions of Section 9, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, not less than 110 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value (if any) of a share of Common Stock on the date the Non-Statutory Stock Option is granted. A Non-Statutory Stock Option may (but need not) entitle the Participant to purchase shares of Common Stock at any fixed discount specified by the Committee from Fair Market Value on the date of purchase. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

      (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in cash, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as are specified in the Option, in shares of Common Stock or other property surrendered to the Company. Property for purposes of this paragraph shall include an obligation of the Company unless prohibited by applicable law. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Committee. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by a promissory note secured by pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Participant in cash or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (B) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (C) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and (D) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

      (c) Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 6, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments, at such time or times and subject to satisfaction of such terms and conditions as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

      (d) Each Option shall be exercisable during the life of the optionee only by him or her or his or her guardian or legal representative, and after the death only by his or her Beneficiary or, absent a Beneficiary, by his or her estate or by a person who acquired the right to exercise the Option by will or the laws of decent and distribution; provided that an Option of a Section 16 Person and any Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Each Option shall expire at such time or times as the Committee may determine, provided that notwithstanding any other provision of this Plan,
              (i) no Option shall be exercisable after the tenth anniversary of the date the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for an Option to be exercisable after termination of employment until its fixed expiration date (or until an earlier date or specified event occurs).

      (e) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the Option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Key Employee during any calendar year (under all plans, including this Plan, of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as may apply under the Code.

      (f) Each Option shall be evidenced by a written instrument, signed by an officer of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

      (g) The Committee may specify, at the time of grant of an Incentive Stock Option or, with respect to a Non-Statutory Stock Option, at or after the time of grant, that a Participant shall be granted a Non-Statutory

              Stock Option (a "Restored Option") if and when (i) such Participant exercise all or part of an Option, including a previously granted Restored Option, (an "Original Option") by surrendering shares of Common Stock already owned by him or her in full or partial payment of the Option price under such Original Option and/or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All Restored Options shall be subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Restored Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Restored Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Restored Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Restored Option shall be the date on which the exercise of the Original Option or a previously granted Restored Option resulted in the grant of such Restored Option. A Restored Option shall be exercisable at any time and from time to time from or after the date of grant of the Restored Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Restored Option). The written instrument evidencing a Restored Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or Restored Option, as the Committee in its sole discretion may deem desirable.

      (h) No Participant shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) during the balance of the calendar year after the Participant's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extend that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

      (i) No Option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

      (j) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Secretary on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Committee and described in Section 6(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

7.    Director Stock Awards.

      (a) Each Non-Employee Director Participant shall receive such portion of his Director Fees in Common Stock as shall be established from time to time by the Board, with the remainder of such Director Fees to be payable in cash or in Common Stock as elected by the Non-Employee Director Participant in accordance with paragraph 7(b), below.

      (b) Each Non-Employee Director Participant shall have an opportunity to elect to have the remaining portion of his Director Fees paid in cash or shares of Common Stock or a combination thereof. Except for the initial election pursuant to the adoption of the Plan with this Section 7 therein, or the Director's election to the Board, any such election shall be made in writing and must be made at least thirty (30) days before the beginning of the Plan Year in which the services are to be rendered giving rise to such Director Fees and may not be changed thereafter except by timely written election as to Director Fees for services to be rendered in a subsequent Plan Year. In the absence of such an election, such remaining portion of the Director Fees of a Non-Employee Director shall be paid entirely in cash. Nothing contained in this paragraph 7(b) shall be interpreted in such a manner as would disqualify the Plan for treatment as a "formula plan" under Rule 16b-3 pursuant to which the terms and conditions of each transaction authorized by this Section 7 are fixed in advance by the relevant terms and provisions thereof.

      (c) The number of shares of Common Stock to be paid and distributed to a Non-Employee Director under the provisions paragraphs 7(a) and
              (b), above, shall be determined by dividing the dollar amount of his Director Fees (which the Board has established, and/or such Non-Employee Director has elected) to be paid in Common Stock on any payment date by the Fair Market Value of a share of Common Stock on that date. Except as may otherwise be directed by the Committee, in its sole discretion, the payment and distribution of such shares to a Non-Employee Director shall be on or within five days after the date such Director Fees would otherwise have been paid to him in cash.

8.    Certain Change in Control, Termination of Employment and Disability
      Provisions.

      Notwithstanding any provision of the Plan to the contrary, any Stock Incentive which is outstanding but not yet exercisable, vested or payable at the time of a Change in Control shall become exercisable, vested and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Stock Incentive was granted and if the consideration for which such Stock Incentive was granted consisted in whole or in part of future services, then such Stock Incentive shall become exercisable, vested and payable at the time of such Change in Control only if the Participant agrees in writing (if requested to do so by the Committee in writing) to remain in the employ of the Company or a Subsidiary at least through the date which is six months after the date such Stock Incentive was granted with substantially the same title, duties, authority, reporting relationships and compensation as on the day immediately preceding the Change in Control. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this Section 8, the Committee may at any time, and subject to such terms and conditions as it may impose:

      (a) authorize the holder of an Option to exercise the Option following the termination of the Participant's employment with the Company and its Subsidiaries, or following the Participant disability, whether or not the Option would otherwise be exercisable following such event, provided that in no event may an Option be exercised after the expiration of its term;

      (b) grant Options which become exercisable only in the event of a Change in Control;

      (c) authorize a Stock Bonus Award, Performance Unit Award or Restricted Stock Award to become non-forfeitable, fully earned and payable upon or following (i) the termination of the Participant's employment with the Company and its Subsidiaries, or (ii) the Participant's disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable upon or following such event;

      (d) grant Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

      (e) provide in advance or at the time of Change in Control for cash to be paid in settlement of any Option, Stock Bonus Award, Performance Unit Award or Restricted Stock Award in the event of a Change in Control, either at the election of the Participant or at the election of the Committee.

9.    Adjustment Provisions.

      In the event that any recapitalization, or reclassification, split up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur,
      (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted or that may be optioned or awarded under the Plan to any Participant, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding and future Stock Incentives, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

10.   Effective Date and Duration of Plan.

      The Plan shall be effective when it is first approved by the Board of Directors, provided that the shareholders of the Company thereafter approve it within one year of that date. If the Plan is not so approved by shareholders, the Plan (and any Stock Incentive granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect, and Stock Incentives may be granted, until Stock Incentives have been granted with respect to all shares authorized to be issued or transferred hereunder or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at that time. In no event shall an Incentive Stock Option be granted under the Plan more than ten
      (10) years from the date the Plan is first adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

11.   Administration.

      (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a "Non-Employee Director," as defined in SEC Rule 16b-3. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code.

      (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power to interpret, administer and construe the Plan and any instruments issued under the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority to (i) select the Participants in the Plan, (ii) determine when Stock Incentives shall be granted, (iii) determine the number of shares to be made subject to each Stock Incentive, (iv) determine the type of Stock Incentive to grant, and (v) determine the terms and conditions of each Stock Incentive, including the exercise price, in the case of an Option, and (vi) approve any transaction involving a Stock Incentive for a Section 16 Person (other than a "Discretionary Transaction" as defined in SEC Rule 16b-3) so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a Section 16 Person also may be approved by the Board of Directors, or may be approved or ratified by the stockholders of the Company, in the manner that exempts such transaction under SEC Rule 16b-3. The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive on the Company, its stockholders, Subsidiaries, all Participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

      (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

12.   General Provisions.

      (a) Any provision of the Plan to the contrary notwithstanding, any Stock Incentive issued under the Plan, including without limitation any Option, shall not be transferable by the Participant other than by will or the laws of descent and distribution or to a Beneficiary designated by the Participant, unless the instrument evidencing the Stock Incentive expressly so provides (or is amended to so provide) and is approved by the Committee; and any purported transfer of an Incentive Stock Option to a Beneficiary, shall be effective only if such transfer is, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Notwithstanding the foregoing, a Participant may transfer any Stock Incentive granted under this Plan, other than an Incentive Stock Option, to members of his or her immediate family (defined as his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members are the only partners if (and only if) the instrument evidencing such Stock Incentive expressly so provides (or is amended to so provide) and is approved by the Committee, and the Participant does not receive any consideration for the transfer; provided that any such transferred Stock Incentive shall continue to be subject to the same terms and conditions that were applicable to such Stock Incentive immediately prior to its transfer (except that such transferred Stock Incentive shall not be further transferable by the transferee inter vivos, except for transfer back to the original Participant holder of the Stock Incentive) and provided, further, that the foregoing provisions of this sentence shall apply to Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify.

      (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment of any person at any time with or without cause.

      (c) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

      (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust, (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Stock Incentives then outstanding, to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such Stock Incentives, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Stock Incentives to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

      (e) The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Stock Incentive. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the Participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

      (f) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers or employees generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

      (g) Any provision of the Plan to the contrary notwithstanding, except to the extent that the Committee determines otherwise, (i) transactions by and with respect to Section 16 Persons under the Plan are intended to qualify for any applicable exemptions provided by SEC Rule 16b-3, and (ii) transactions with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Code Section 162(m)(4)(C) are intended to comply with the provisions of Code
              Section 162(m)(4)(C). The Plan is also intended to give the Committee the authority to award Stock Incentives that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Stock Incentives that do not so qualify. Every provision of the Plan shall be administered, interpreted and constructed to carry out the foregoing intentions and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

      (h) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

      (i) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

      (j) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

13.   Amendment and Termination.

      The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Oklahoma law, the Code (including without limitation Code Section 422 and Proposed Treasury Regulation Section 1.422A9(b)(iv) thereunder), any applicable exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without written consent of the Participant.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER


Responsibilities:

         To provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee reviews and reports to the Board on the quality and performance of ONEOK's internal and external accountants and auditors, the reliability of its financial information, the adequacy of its internal controls and policies, and the corporate compliance process, initiating and/or approving appropriate changes in any or all of these areas when necessary.

Structure and Membership Requirements:

         Membership of the Committee shall consist of at least five members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Committee members and the Committee chair shall be designated by the full Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. All Committee members shall be independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.

         All Committee members shall possess a minimum level of financial literacy, and at least one member of the Committee shall possess accounting or related financial management expertise.

Processes: To accomplish its responsibilities, the Committee shall:


     1. Provide an open avenue of communication among the internal auditors, the independent accountant, and the Board of Directors.

     2. Consult with management and recommend to the Board of Directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountant.

     3. Review the appointment, replacement, reassignment, or dismissal of the head of internal audit.

     4. Confirm and ensure the independence of the independent accountant in accordance with Independence Standards Board Standard 1 "Independence Discussions with Audit Committees." Review and discuss with the independent accountant management consulting services and related fees provided by the independent accountant, as well as other relationships that may impact their objectivity and independence.

     5. Confirm with the independent accountant that they are accountable to the Board of Directors and the Committee.

     6. In accordance with Codification of Statements on Auditing Standards ("SAS 61"), the Committee shall ensure that the independent accountant discloses and discusses with the Committee the following:
         a.  methods used to account for significant unusual transactions;
         b. the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
         c. the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent accountant's conclusions regarding the reasonableness of those estimates; and
         d. disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     7.  Confirm and ensure the independence of the internal auditor.

     8. Inquire of management, the head of internal audit, and the independent accountant about significant risks or exposures, and assess the steps management has taken to minimize such risk to the Company.

     9. Consider in consultation with the independent accountant and the head of internal audit, the audit scope and plans made by the internal auditors and the independent accountant.

    10. Review with management the rationale for employing audit firms other than the principal independent accountant.

    11. Review with the head of internal audit and the independent accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

    12. Consider and review the following with the independent accountant and the head of internal audit:
         a.  The adequacy of the Company's internal controls, including computerized information system controls and security;
         b.  Any related significant findings and recommendations of the independent accountant and internal audit, together with
             management's responses to them.

    13. Ensures that the independent accountant reviews the financial information included in the Company's Quarterly Reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission.

    14. Review the following with management and the independent accountant at the completion of the annual audit, but prior to release of financial information to the public:
         a.  The Company's annual financial statements and related footnotes.
         b. The independent accountant's audit of the financial statements and the related report.
         c. Any significant changes required in the independent accountant's audit plan.
         d. Any serious difficulties or disputes with management encountered during the course of the audit.
         e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

    15. Consider and review the following with management and the head of internal auditing:
         a. Significant findings during the year and management's responses to them.
         b. Any difficulties encountered in the course of the audits, including any restrictions on the scope of work or access to required information.
         c.  Any changes required in the planned scope of the audit plan.
         d.  Budget and staffing of the internal audit department.
         e.  The charter for the internal audit department.
         f. Internal audit's compliance with The Institute of Internal Auditors Standards for the Professional Practice of Internal Auditing.

    16. Review with management, the independent accountant, and the head of internal audit filings with the SEC and other published documents containing the Company's financial statements, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

    17. Review with the head of internal auditing and the independent accountant the results of their review of the Company's monitoring of compliance with the Company's Code of Business Conduct and Conflict of Interest Policy.

    18. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

    19. Meet with the head of internal audit, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

    20. Report Committee actions to the full Board of Directors with such recommendations as the Committee may deem appropriate.

    21. Prepare a report for inclusion in the Company's Proxy Statement that states that this Committee has adopted a charter, has reviewed and discussed the audited financial statements with management, has discussed with the independent accountant the matters required to be discussed by SAS 61, has received the written disclosures and the letter from the independent accountant required by ISB Standard No. 1, and has discussed independence with the independent accountant.

    22. Perform such other functions as assigned by law, the Company's charter or By-laws, or the Board of Directors.

Agenda Items

         The activities of the Audit Committee are developed from year to year by the Committee in consultation with management. The Committee shall meet as frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     Please mark your votes
[X]  as in the example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR Items 1, 2, 3, and 4.

---------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR proposals 1, 2, 3, and 4.
---------------------------------------------------------------------------------------------------------------------
  1.  Election of three Directors in      FOR               WITHHELD       Election of Director Nominees:
  Class A and one Director in Class B     All               For All        01.  Douglas T. Lake, Class A
                                          Nominees          Nominees       02.  Douglas Ann Newsom, Ph.D., Class A
                                            [_]               [_]          03.  J. D. Scott, Class A
                                                                           04.  John B. Dicus, Class B

 For, except vote withheld from the following nominee(s):

_____________________________________________

---------------------------------------------------------------------------------------------------------------------
 2. Approval of amending the ONEOK,    FOR               AGAINST           ABSTAIN
 Inc. Certificate of Incorporation     [_]                 [_]               [_]
 to increase authorized capital
 stock and split up the outstanding
 common stock on a two-for-one basis
---------------------------------------------------------------------------------------------------------------------
 3. Approval of the reservation of     FOR               AGAINST           ABSTAIN
 1,450,000 additional shares of        [_]                 [_]               [_]
 common stock for issuance under
 the ONEOK, Inc. Long-Term
 Incentive Plan
---------------------------------------------------------------------------------------------------------------------
 4.  Ratify KPMG LLP as principal      FOR               AGAINST           ABSTAIN
 Independent Auditor                   [_]                 [_]               [_]

----------------------------------------------------------------------------------------------------------

                                  [_]  Yes, I plan to attend the Annual Meeting.

                                  [_]  Comments/Address Change.

SIGNATURE(S) ____________________________________   DATE ______________________
NOTE: Please sign exactly as name appears on this proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by a duly authorized officer.

ONEOK, Inc. encourages you to take advantage of a new and convenient way by which you can vote your shares - by either telephone or the Internet.

- By Telephone. On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683). Listen to the recorded instructions, use the control number printed in the box in the upper right corner of this proxy card to access the system, and use your telephone key pad to vote.

- Over the Internet. Access the web site at "http://www.eproxyvote.com/oke" and follow the instructions posted on the web site.

Your vote by telephone or over the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by either of these electronic means, there is no need for you to mail back your proxy card.

                 Your vote is important.  Thank you for voting.

               Solicited on Behalf of the Board of Directors of
                                  ONEOK, Inc.
                             100 West Fifth Street
                          Tulsa, Oklahoma 74103-4298
                 Annual Meeting of Shareholders - May 17, 2001

DAVID L. KYLE and DEBORAH B. BARNES, jointly or individually and with full power of substitution, are authorized to represent and vote the shares of common stock, $0.01 par value, of ONEOK, Inc. held of record by the undersigned on March 19, 2001, at the Annual Meeting of Shareholders, and at any adjournment or postponement thereof, as indicated on the reverse side.

This card also provides voting instructions for shares held in the ONEOK, Inc. Direct Stock Purchase and Dividend Reinvestment Plan and the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries as described under "Voting Methods" in the accompanying Proxy Statement.




                                             (Change of address/Comments)
                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________

                                     (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

Trustee's Authorization. The Undersigned Authorizes First Chicago Trust Company of New York, a Division of EquiServe, to tabulate all shares of Common Stock of the Company credited to the undersigned's account and the Trustee to vote all shares of Common Stock under The Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries at the annual meeting in accordance with the instructions on the reverse side.